    As filed with the Securities and Exchange Commission on February 25, 1999

                                         Securities Act File No. 33-21534
                                       Investment Company Act File No. 811-05543

      =====================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
               PRE-EFFECTIVE AMENDMENT NO.                                 [ ]
               POST-EFFECTIVE AMENDMENT NO. 16                             [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
               AMENDMENT NO. 17
                        (Check appropriate box or boxes)

                          ENTERPRISE ACCUMULATION TRUST
               (Exact Name of Registrant as Specified in Charter)

                            Atlanta Financial Center
                               3343 Peachtree Road
                                    Suite 450
                                Atlanta, GA 30326
                (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 432-4320

                             Catherine R. McClellan
                            Atlanta Financial Center
                               3343 Peachtree Road
                                    Suite 450
                                Atlanta, GA 30326

                    (Name and Address for Agent for Service)

                                    Copy to:
                              Margery K. Neale, Esq
                     Swidler Berlin Shereff & Friedman, LLP
                                919 Third Avenue
                               New York, NY 10022

  Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

  It is proposed that this filing will become effective (check appropriate box)

                 [ ] immediately upon filing pursuant to paragraph (b)
                 [ ] on (date) pursuant to paragraph (b)
                 [ ] 60 days after filing pursuant to paragraph (a)(1)
                 [X] on May 3, 1999 pursuant to paragraph (a)(1)
                 [ ] 75 days after filing pursuant to paragraph (a)(2)
                 [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

                 [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          ENTERPRISE ACCUMULATION TRUST


                                   PROSPECTUS


                                DATED MAY 3, 1999


                                Equity Portfolios

                                Growth Portfolio
                           Growth and Income Portfolio
                                Equity Portfolio
                             Equity Income Portfolio
                         Capital Appreciation Portfolio
                         Small Company Growth Portfolio
                          Small Company Value Portfolio
                         International Growth Portfolio
                       Global Financial Services Portfolio


                                Income Portfolio

                            High-Yield Bond Portfolio


                               Flexible Portfolio

                                Managed Portfolio

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS

Introduction......................................................................................................1

Growth Portfolio..................................................................................................2

Growth and Income Portfolio.......................................................................................3

Equity Portfolio..................................................................................................4

Equity Income Portfolio...........................................................................................6

Capital Appreciation Portfolio....................................................................................7

Small Company Growth Portfolio....................................................................................8

Small Company Value Portfolio.....................................................................................9

International Growth Portfolio...................................................................................11

Global Financial Services Portfolio..............................................................................13

High-Yield Bond Portfolio........................................................................................15

Managed Portfolio................................................................................................18

Additional Information about the Portfolios' Investments and Risks...............................................20
         Equity and Flexible Portfolios' Investments.............................................................20
         Investment Restrictions and Practices...................................................................22
         Risk Terminology........................................................................................24

Account Information..............................................................................................25

Transaction and Account Policies.................................................................................25
         Valuation of Shares.....................................................................................25
         Dividends, Distributions and Taxes......................................................................26

Portfolio Management.............................................................................................26
         The Investment Advisor..................................................................................26
         The Fund Managers.......................................................................................28
         Year 2000 ..............................................................................................32

Financial Highlights.............................................................................................32

                                  INTRODUCTION

         Enterprise Accumulation Trust offers separate investment Portfolios that serve as the underlying funding vehicles for variable annuity contracts and variable life insurance policies. The Portfolios have individual objectives and strategies to offer investors a broad range of investment alternatives.

         Enterprise Capital Management, Inc. (the "Advisor") is the investment advisor to each Portfolio. The Advisor selects a Fund Manager for each Portfolio on the basis of a number of criteria, including the Fund Manager's reputation, resources and performance results.

         Before investing in the Portfolios, you should consider the general risks involved. The value of your investment in a Portfolio is based on the market prices of the securities the Portfolio holds. These prices change due to economic and other events that affect securities markets generally, as well as those that affect particular companies or governments. These price movements, sometimes called volatility, will vary depending on the types of securities a Portfolio owns and the markets where these securities trade. Like other investments, you could lose money on your investment in a Portfolio. Your investment in a Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any government agency. We cannot guarantee that a Portfolio will achieve its objective. A Portfolio's objective may not be changed without shareholder approval.

                                GROWTH PORTFOLIO

FUND PROFILE

Investment Objective                 Capital appreciation

Principal Investments                U.S. common stocks of large capitalization
                                     companies

Fund Manager                         Montag & Caldwell, Inc.

Investor Profile                     Investors who want the value of their
                                     investment to grow but do not need to
                                     receive income on their investment.

Investment Strategies                The Growth Portfolio invests primarily in
                                     U.S. common stocks. The "Growth at a
                                     Price," strategy employed by the Portfolio combines growth and value style investing.
                                     This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long term value. The Portfolio's equity selection process is a lower risk, growth stock approach. Valuation is the key selection criterion which makes the investment style risk adverse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

Principal Risks                      As a result of investing primarily in
                                     U.S. common stocks, the Portfolio is
                                     subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.

                           GROWTH AND INCOME PORTFOLIO

FUND PROFILE

Investment Objective                 Total return through capital appreciation
                                     with income as a secondary consideration

Principal Investments                Broadly diversified group of U.S. common
                                     stocks of large capitalization companies

Fund Manager                         Retirement System Investors Inc.

Investor Profile                     Investors who want the value of their
                                     investment to grow, with the potential of receiving dividend income.

Investment Strategies                The Growth and Income Portfolio invests
                                     primarily in U.S. common stocks of large capitalization companies. The Portfolio principally selects stocks that will appreciate in value, seeking to take advantage of temporary stock price inefficiencies which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the Fund Manager employs a "value-oriented" strategy. This means that the Fund Manager attempts to identify stocks of companies that have greater value than is recognized by the market generally. The Fund Manager considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the company's products and services, the company's stock market price, earnings level and projected earnings growth rate.
                                     The Fund Manager compares this information to that of other companies in determining relative value.

Principal Risks                      The Portfolio invests primarily in U.S.
                                     common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.

                                EQUITY PORTFOLIO

FUND PROFILE

Investment Objective                 Long-term capital appreciation

Principal Investments                U.S. equity securities

Fund Manager                         OpCap Advisors

Investor Profile                     Investors who want the value of their
                                     investment to grow but do not need to
                                     receive income on their investment.

Investment Strategies                The Equity Portfolio invests primarily in
                                     equity securities of companies that meet the Fund Manager's criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The Fund Manager selects companies with one or more of the following characteristics: substantial and growing discretionary cash flow, strong shareholder value-oriented management, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value, and undervalued assets.
                                     The Fund Manager also imposes a strict sell discipline to sell the stock once it rises near to the target price.


Principal Risks                      The Portfolio invests primarily in U.S.
                                     common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.

PERFORMANCE INFORMATION

         The bar chart and the performance table below illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

         This bar chart shows changes in the performance of the Portfolio's shares from year to year.

22.67%       -2.22%       31.22%       17.90%       7.85%        3.87%        38.44%       25.22%       25.76%      9.90%
1989         1990         1991         1992         1993         1994         1995         1996         1997        1998

       Best Quarter                Worst Quarter
          14.17%                     -13.44%
     (March 31, 1991)          (September 30, 1999)

-----------------------------------------------------------------------------------------
Average Annual Total Returns
(as of the calendar year ended            Past One          Past Five          Past Ten
December 31, 1998)                          Year              Years              Years
------------------------------------------------------------------------------------------
Enterprise Equity Portfolio(1)              9.90%             20.00%             17.42%
------------------------------------------------------------------------------------------
S&P 500(2)                                 28.57%             24.06%             19.21%
------------------------------------------------------------------------------------------

(1)      Inception date is August 1, 1988.

(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the US economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower.

                             EQUITY INCOME PORTFOLIO

FUND PROFILE

Investment Objective                 A combination of growth and income to
                                     achieve an above-average and consistent
                                     total return

Principal Investments                Dividend-paying U.S. common stocks

Fund Manager                         1740 Advisers, Inc.

Investor Profile                     Investors who want the value of their
                                     investment to grow, with the potential of receiving dividend income.

Investment Strategies                The Equity Income Portfolio invests
                                     primarily in dividend-paying U.S. common stocks with dividends that exceed the average for the S&P 500. The Fund Manager's criteria in stock selection is principally based on two fundamentals a stock must have -- low price-to-earnings ratio and low price-to-book value. The Fund Manager uses these criteria as a discipline to enhance the Portfolio's price stability and reduce its exposure to market risk. In addition, stocks must be sold within two quarters after the yield declines below that of the S&P 500.

Principal Risks                      The Portfolio invests primarily in U.S.
                                     common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio.

                         CAPITAL APPRECIATION PORTFOLIO

FUND PROFILE

Investment Objective                 Maximum capital appreciation

Principal Investments                U.S. common stocks of companies that
                                     demonstrate accelerating earnings momentum and consistently strong financial characteristics

Fund Manager                         Provident Investment Counsel, Inc.

Investor  Profile                    Investors who want the value of their
                                     investment to grow but do not need to
                                     receive income on their investment and are willing to accept the increased risk associated with more aggressive investment strategies.

Investment Strategies                The Capital Appreciation Portfolio invests
                                     in U.S. common stocks of companies that
                                     demonstrate accelerating earnings momentum and consistently strong financial characteristics. The Fund Manager's criteria for stock selection include: (a) steadily increasing earnings; and (b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the S&P 500 for the same period. The Fund Manager selects stocks of small, medium and large capitalization companies in an attempt to achieve an average capitalization of portfolio companies that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

Principal Risks                      The Portfolio invests to a large extent in
                                     medium and small capitalization common
                                     stocks. As a result, the Portfolio is
                                     subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, small- to mid-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have somewhat limited product lines, markets and financial resources, and may depend upon a relatively small- to medium-sized management group.

                         SMALL COMPANY GROWTH PORTFOLIO

FUND PROFILE

Investment Objective                 Capital appreciation

Principal Investments                U.S. common stocks of small capitalization
                                     companies

Fund Manager                         William D. Witter, Inc.

Investor Profile                     Investors who want an increase in the value
                                     of their investment without regard to
                                     income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks.

Investment Strategies                The Small Company Growth Portfolio invests
                                     primarily in common stocks of small
                                     capitalization companies with above-average growth characteristics that are reasonably valued. The Fund Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Fund Manager will not buy a stock if the price- earnings ratio exceeds the growth rate. By using this valuation parameter, the Fund Manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the Fund Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Fund
                                     Manager's goal is to hold a stock for a
                                     minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

Principal Risks                      The Portfolio invests primarily in small
                                     capitalization common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, small-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

                          SMALL COMPANY VALUE PORTFOLIO

FUND PROFILE

Investment Objective                 Maximum capital appreciation

Principal Investments                U.S. common stocks of small capitalization
                                     companies

Fund Manager                         GAMCO Investors, Inc.

Investor Profile                     Investors who want an increase in the value
                                     of their investment without regard to
                                     income; are willing to accept the increased risk of investing in small company stocks for the possibility of higher returns; and want to diversify their portfolio to include small company stocks.

Investment Strategies                The Small Company Value Portfolio invests
                                     primarily in common stocks of small
                                     capitalization companies that the Fund
                                     Manager believes are undervalued -- that is, the stock's market price does not fully reflect the company's value. The Fund
                                     Manager uses a proprietary research
                                     technique to determine which stocks have a market price that is less than the "private market value," a proprietary measurement used by the Fund Manager. The Fund Manager then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

Principal Risks                      The Portfolio invests primarily in small
                                     capitalization common stocks. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, small-sized companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

     This bar chart shows changes in the performance of the Portfolio's shares from year to year.

18.35%       -9.76%       48.12%       21.49%       19.51%       0.02%        12.28%       11.21%       44.32%      9.61%
1989         1990         1991         1992         1993         1994         1995         1996         1997        1998


       BEST QUARTER                WORST QUARTER
          19.20%                     -17.80%
     (March 31, 1991)           (September 30, 1998)

-----------------------------------------------------------------------------------------
Average Annual Total Returns
(as of the calendar year ended            Past One          Past Five          Past Ten
December 31, 1998)                          Year              Years              Years
------------------------------------------------------------------------------------------
Enterprise Small Company Value
Portfolio(1)                           9.61%                 14.59%             16.33%
-----------------------------------------------------------------------------------------
Russell 2000(2)                       -2.56%                 11.86%             12.92%
-----------------------------------------------------------------------------------------

(1)      Inception date is August 1, 1988.

(2) This unmanaged broad-based index measures the performance of 2,000 small capitalization companies. As of the latest reconstitution, the average market capitalization was approximately $592.0 million and the largest company in the index had an approximate market capitalization of $1,402.7 million. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower.

                         INTERNATIONAL GROWTH PORTFOLIO

FUND PROFILE

Investment Objective                 Capital appreciation

Principal Investments                Non-U.S. equity securities

Fund Manager                         Vontonbel USA Inc.

Investor Profile                     Investors who want an increase in the value
                                     of their investment without regard to
                                     income and are willing to accept the
                                     increased risk of international investing for the possibility of higher returns.

Investment Strategies                The International Growth Portfolio invests
                                     primarily in non-U.S. equity securities
                                     that the Fund Manager believes are
                                     undervalued. The Fund Manager uses an
                                     approach that involves top-down country
                                     allocation combined with bottom-up stock selection. The Fund Manager looks for companies that are good predictable business selling at attractive prices relative to an estimate of intrinsic value.
                                     The Fund Manager diversifies investments amongst European, Australian and Far East
                                     ("EAFE") markets.

Principal Risks                      The Portfolio invests primarily in common
                                     stocks of foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is the principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money.
                                     The value of the U.S. dollar may rise,
                                     causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts.
                                     Emerging markets securities may be even
                                     more susceptible to these risks.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

     This bar chart shows changes in the performance of the Portfolio's shares from year to year.

14.64%                        12.65%                        5.26%                         14.83%
1995                          1996                          1997                          1998


       Best Quarter                Worst Quarter
           17.29%                      -13.69%

    (December 31, 1998)         (September 30, 1998)


Average Annual Total Returns (as of the calendar year       Past One        Return Since
ended December 31, 1998)                                      Year           Inception(1)
----------------------------------------------------------------------------------------
Enterprise International Growth Portfolio                  14.83%           11.62%
----------------------------------------------------------------------------------------
MSCI EAFE Index(2)                                         20.00%            9.51%
----------------------------------------------------------------------------------------

(1) Inception date is November 18, 1994. Performance reflects annualized return from November 30, 1994 to December 31, 1998.

(2) The Morgan Stanley Capital International Europe, Australia, and the Far East (MSCI EAFE) Index is a market capitalization weighted, equity index comprised of 1,032 companies that are representative of the market structure of 20 countries, excluding the United States, Canada and other regions such as Latin America. Constituent stocks are selected on the basis of industry representation, liquidity, and sufficient float.

                       GLOBAL FINANCIAL SERVICES PORTFOLIO

FUND PROFILE

Investment Objective                 Capital appreciation

Principal Investments                Common stocks of domestic and foreign
                                     financial services companies

Fund Manager                         Sanford C. Bernstein & Co., Inc.

Investor Profile                     Investors who want an increase in the value
                                     of their investment without regard to
                                     income; want investment in the global
                                     financial services sector; and are willing to accept the increased risk of international investing for the possibility of higher returns.

Investment Strategies                The Global Financial Services Portfolio
                                     invests primarily in the domestic and
                                     foreign financial services industry by
                                     normally investing in companies domiciled in the U.S. and at least three other countries. The Portfolio considers a financial services company to be a firm that in its most recent fiscal year either
                                     (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies;
                                     consumer and industrial finance companies;
                                     diversified financial services companies;
                                     investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies;
                                     insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies. The Fund Manager selects securities by combining fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. Its research analysts employ a long-term approach to forecasting the earnings and growth potential of companies and attempt to construct global portfolios that produce maximum returns at a given risk level.

Principal Risks                      The Portfolio invests primarily in common
                                     stocks of foreign companies. As a result, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, investments in foreign markets may be more volatile than investments in U.S. markets. Diplomatic, political or economic developments may cause foreign investments to lose money.
                                     The value of the U.S. dollar may rise,
                                     causing reduced returns for U.S. persons investing abroad. A foreign country may not have the same accounting and financial reporting standards as the U.S. Foreign stock markets, brokers and companies are generally subject to less supervision and regulation than their U.S. counterparts.
                                     Emerging markets securities may be even
                                     more susceptible to these risks. Because the Portfolio concentrates in a single sector, its performance is largely dependent on the sector's performance, which may differ from that of the overall stock market. Generally, the financial services industry is extremely sensitive to fluctuations in interest rates. Moreover, while rising interest rates will cause a decline in the value of any debt securities the Portfolio holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies' stock. Both foreign and domestic financial services companies are affected by government regulation or market intervention, which may limit their activities and affect their profitability. Some financial services companies, e.g., insurance companies, are subject to severe market share competition and price competition.

                            HIGH-YIELD BOND PORTFOLIO

FUND PROFILE

Investment Objective                 Maximum current income

Principal Investments                Debt securities rated below investment
                                     grade, which are commonly known as "junk bonds"

Fund Manager                         Caywood-Scholl Capital Management

Investor Profile                     Income-oriented investors who are willing
                                     to accept increased risk for the
                                     possibility of greater returns through
                                     high-yield bond investing.

Investment Strategies                The High-Yield Bond Portfolio invests
                                     primarily in high-yielding,
                                     income-producing corporate bonds rated B3 or better by Moody's Investors Service, Inc. ("Moody's") or B- or better by Standard & Poor's Corporation ("S&P"), which are commonly known as "junk bonds."
                                     The Portfolio's investments are selected by the Fund Manager after careful examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the Fund Manager identifies bonds of issuers within those industries based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund
                                     Manager have characteristics of such lower-grade bonds. Should an investment be subsequently downgraded to Ca or lower or CC or lower, the Fund Manager has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper,
                                     U.S. Government securities and other
                                     income-producing cash equivalents.

\



Principal Risks                      The Portfolio invests primarily in below
                                     investment-grade debt securities. As a
                                     result, the Portfolio is subject to the
                                     risk that the prices of the debt securities will decline due to rising interest rates.
                                     This risk is greater for long-term debt
                                     securities than for short-term debt
                                     securities. A junk bond's market price may fluctuate more than higher- quality securities and may decline significantly.
                                     While the Fund Manager tries to diversify the Portfolio's portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds also carry a substantial risk of default or changes in the issuer's creditworthiness. In addition, it may be more difficult for the Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for shareholders.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

     This bar chart shows changes in the performance of the Portfolio's shares from year to year.

16.59%                        12.95%                        13.38%                        3.60%
1995                          1996                          1997                          1998


       Best Quarter                Worst Quarter
           5.47%                      -5.13%

    (September 30, 1997)        (September 30, 1998)

---------------------------------------------------------------------------------------------------
Average Annual Total Returns (as of the calendar           Past One                    Return Since
year ended December 31, 1998)                                Year                       Inception(1)
---------------------------------------------------------------------------------------------------
Enterprise High-Yield Bond Portfolio                       3.60%                       11.56%
---------------------------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index(2)                   5.13%                       11.91%
---------------------------------------------------------------------------------------------------

(1) Inception date is November 18, 1994. Performance reflects annualized return from November 30, 1994 to December 31, 1998.

(2) This is an unmanaged index that includes fixed rate, public nonconvertible issues that are rated Bal or lower by Moody's Investor Service. If a Moody's rating is not available, the bonds must be rated BB+ or lower by S&P, or by Fitch if an S&P rating is not available. The index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower.

                                                 MANAGED PORTFOLIO

FUND PROFILE

Investment Objective                 Growth of capital over time

Principal Investments                Common stocks, bonds and cash equivalents,
                                     the percentages of which will vary based on the Fund Manager's assessment of relative investment values

Fund Manager                         OpCap Advisors

Investor Profile                     Investors who want the value of their
                                     investment to grow but do not need to
                                     receive income on their investment.

Investment Strategies                The Managed Portfolio invests in a
                                     diversified portfolio of common stocks,
                                     bonds and cash equivalents. The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any specific types of investments. However, the
                                     Portfolio invests primarily in equity
                                     securities at times when the Fund Manager believes that the best investment values are available in the equity markets. The
                                     Portfolio may invest almost all of its
                                     assets in high-quality short-term money
                                     market and cash equivalent securities when the Fund Manager deems it advisable to preserve capital. Consequently, while the
                                     Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term
                                     U.S. government and corporate debt.

Principal Risks                      The Portfolio invests in both common stocks
                                     and debt securities. As a result, the
                                     Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. This price volatility is a principal risk of investing in the Portfolio. In addition, the Portfolio is subject to the risk that the prices of debt securities will decline due to rising interest rates. The risk is greater for long-term debt securities than for short-term debt securities. Debt securities may decline in credit quality due to economic governmental events. In addition, an issuer may be unable to make timely payments of principal or interest to the Portfolio. Some investment grade bonds may have speculative characteristics.

PERFORMANCE INFORMATION

     The bar chart and the performance table below illustrate the volatility of an investment in the Portfolio and give some indication of the risk. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

     This bar chart shows changes in the performance of the Portfolio's shares from year to year.

32.55%       -3.63%       45.98%       18.65%       10.39%       2.56%        46.89%       23.47%       24.50%      7.95%
1989         1990         1991         1992         1993         1994         1995         1996         1997        1998


               Best Quarter               Worst Quarter
                  20.79%                     -14.24%

             (March 31, 1991)          (September 30, 1998)


-----------------------------------------------------------------------------------------
Average Annual Total Returns
(as of the calendar year ended            Past One          Past Five          Past Ten
December 31, 1998)                          Year              Years              Years
------------------------------------------------------------------------------------------
Enterprise Managed Portfolio(1)             7.95 %            20.11%             19.83%
S&P 500(2)                                 28.57%             24.06%             19.21%
------------------------------------------------------------------------------------------

(1)      Inception date is August 1, 1988.

(2) This unmanaged broad-based index includes 500 companies which tend to be leaders in important industries within the US economy. It includes reinvested dividends. An index does not have an investment advisor and does not pay commissions or expenses. If an index had expenses, its performance would be lower.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS AND RISKS

EQUITY AND FLEXIBLE PORTFOLIOS' INVESTMENTS

The table below shows the Equity and Flexible Portfolios' principal investments. In other words, the table describes the type or types of investments that we believe will most likely help each Portfolio achieve its investment goal.

                                                        EQUITY PORTFOLIOS                                       INCOME     FLEXIBLE
                                                                                                               PORTFOLIO  PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                         Growth                                    Small     Small                    Global
                           &              Equity     Capital     Company   Company  International  Financial   High-Yield
                Growth   Income   Equity  Income   Appreciation  Growth     Value       Growth      Services      Bond      Managed
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Stocks(1)    o        o        o       o           o           o         o                        o                       o
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Stocks                                                                             o           o
-----------------------------------------------------------------------------------------------------------------------------------
Bonds(2)                                                                                                           o           o
-----------------------------------------------------------------------------------------------------------------------------------

1. Each Portfolio that invests in U.S. stocks may invest in large capitalization companies, medium capitalization companies and small capitalization companies. Large capitalization companies generally have market capitalizations of over $5 billion. Medium-sized capitalization companies generally have market capitalizations ranging from $1 billion to $5 billion. Small capitalization companies generally have market capitalizations of $1 billion or less. However, there may be some overlap among capitalization categories. The Growth and Income Portfolio intends to invest primarily in stocks of large capitalization companies. The Small Company Growth Portfolio and the Small Company Value Portfolio intend to invest primarily in the stocks of small capitalization issuers.

2. The High-Yield Bond Portfolio invests primarily in junk bonds, which are high-yielding, income producing corporate bonds, and investment grade corporate debt. To the extent that the Managed Portfolio invests in bonds, it will normally invest in investment grade intermediate to long-term U.S. government and corporate debt. An investment grade debt security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Fund Manager). The two best known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

Each Portfolio also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

The investments listed above and the investments and strategies described throughout this prospectus are those that a Portfolio may use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

--------------------------------------------------------------------------------
INVESTMENT RESTRICTIONS AND PRACTICES
--------------------------------------------------------------------------------
This table shows each Portfolio's investment limitations as a percentage of portfolio assets. In each case the principal types of risk are listed
(see page   ). Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual/semiannual reports.

5    Percent of total assets (italic type)
5    Percent of net assets (roman type)
*    No policy limitation on usage; Portfolio may be using currently
0    Permitted, but not typically used
-    Not permitted
--------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
--------------------------------------------------------------------------------
NON-INVESTMENT-GRADE SECURITIES. Securities rated below BBB/Baa are considered junk bonds. Credit, market, interest rate, liquidity, valuation, information risks.
--------------------------------------------------------------------------------
FOREIGN EQUITIES.
o Stocks issued by foreign companies. Market, currency, information, natural event, political risks.
o American or European depository receipts, which are dollar-denominated securities typically issued by American or European banks and are based on ownership of securities issued by foreign companies. Market, currency, information, natural event, political risks.
--------------------------------------------------------------------------------
RESTRICTED AND ILLIQUID SECURITIES. Securities not traded on the open market. May include illiquid Rule 144A securities. Liquidity, valuation, market risks.
--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The purchase of a security that must later be sold back to the seller at the same price plus interest. Credit risk.
--------------------------------------------------------------------------------
SECURITIES LENDING. The lending of securities to financial institutions, which provide cash or government securities as collateral. Credit risk.
--------------------------------------------------------------------------------
SHORT SALES. The selling of securities which have been borrowed on the expectation that the market price will drop.
o    Hedged. Hedged leverage, market, correlation, liquidity, opportunity risks.
o    Speculative. Speculative leverage, market, liquidity risks.
--------------------------------------------------------------------------------
SHORT-TERM TRADING. Selling a security soon after purchase. A Portfolio engaging in short-term trading will have higher turnover, brokerage commissions and transaction expenses. Short-term trading may also have tax consequences, involving a possible increase the short-term capital gains or losses. Market risk.
--------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The purchase or sale of securities for delivery at a future date; market value may change before delivery. Market, opportunity, leverage risks.
--------------------------------------------------------------------------------
LEVERAGED DERIVATIVE SECURITIES. The Portfolios will not invest in derivatives for speculative purposes, but only as a hedge against changes in the values of the Portfolios' securities resulting from market conditions.
--------------------------------------------------------------------------------
FINANCIAL FUTURES AND OPTIONS; SECURITIES AND INDEX OPTIONS. Contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index.
o Futures and related options. Interest rate, currency, market, hedged or speculative leverage, correlation, liquidity, opportunity risks.
o Options on securities and indices. Interest rate, currency, market, hedged or speculative leverage, correlation, liquidity, credit, opportunity risks.
--------------------------------------------------------------------------------
CURRENCY CONTRACTS. Contracts involving the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.
o    Hedged. Currency, hedged leverage, correlation, liquidity, opportunity risks.
o    Speculative. Currency, speculative leverage, liquidity risks.
--------------------------------------------------------------------------------
OTHER DERIVATIVES, INCLUDING PUTS, CALLS AND INTEREST RATE SWAPS. Interest rate, currency, market, leverage, correlation, liquidity, credit, opportunity risk.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

                                                     SMALL     SMALL                     GLOBAL
        GROWTH &            EQUITY      CAPITAL     COMPANY   COMPANY   INTERNATIONAL   FINANCIAL              HIGH-YIELD
GROWTH   INCOME    EQUITY   INCOME   APPRECIATION    GROWTH    VALUE       GROWTH       SERVICES     MANAGED      BOND
-------------------------------------------------------------------------------------------------------------------------
   o       o          o        o         -o            o         o            o             o            -o        *
           5          5        5
-------------------------------------------------------------------------------------------------------------------------


   o-      o-        15-       o-          -            -         -           *             *             -        -
  20      20         20       20         20           20        20            *             *            20        -

-------------------------------------------------------------------------------------------------------------------------
  10      10         10       10         10           10        10           10            10            10       10

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   5       5          5        5          5            5         5            5             5             5        5

-------------------------------------------------------------------------------------------------------------------------
   -       -          -        -          -            -         -            -             -             -        -

-------------------------------------------------------------------------------------------------------------------------
   -                  -        -          -            -         -            -             -             -        -

   -                                      -            o         -            -             -             -        -
                       -
-------------------------------------------------------------------------------------------------------------------------

  oo      oo         oo       oo         oo            o         o            o             o            oo

-------------------------------------------------------------------------------------------------------------------------
  oo      oo         oo       oo         oo           oo         o            o             o            oo

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

  oo       o          o        o          o            o         o            o             o            oo        o

  oo       o          o        o          o            o         o            o             o            oo        o

-------------------------------------------------------------------------------------------------------------------------
   o-      o-         o-       --         o-           -         -            o             o             0-        -

  --       o-         --       --         o-           -         -            o             o             --        -

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

Risk Terminology

Correlation Risk: the risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

Credit Risk: the risk that the issuer of a security, or the counter party to a contract, will default or otherwise become unable to honor a financial obligation.

Currency Risk: the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses.

Information Risk: the risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk: the risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically cause a fall in values, while a fall in rates typically causes a rise in values.

Leverage Risk: associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

         - Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that a Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         - Speculative. To the extent that a derivative is not used as a hedge, a Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

Liquidity Risk: the risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on a Portfolio's management or performance.

Market Risk: the risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK: the risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK: the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISKS: the risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.

VALUATION RISK: the risk that a Portfolio has valued certain of its securities at a higher price than it can sell them for.

                               ACCOUNT INFORMATION

         Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (the "Contracts") of MONY Life Insurance Company of New York ("MONY") and its affiliates. All shares of the Portfolios are currently owned by "Separate Accounts" of MONY and its affiliates. The Separate Accounts invest in shares of the Portfolios in accordance with the allocation instructions received from holders of the Contracts. You should be aware that the Contracts involve fees and expenses that are not described in this Prospectus, and that the Contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular Contract. MONY is under common control with, and therefore affiliated with Enterprise Capital Management, Inc., the investment advisor of the Portfolios. In the future, shares of the Portfolios may be sold to Separate Accounts and other eligible investors that are not affiliated entities of MONY. It is possible, although not presently anticipated, that a material conflict could arise between and among the various investors in the Portfolios. If such a conflict were to occur, one or more investors might withdraw their investments in the Portfolios. This might force one or more of the Portfolios to sell portfolio securities at disadvantageous prices. You will find information about purchasing a Contract in the Prospectus that offers such Contracts, which accompanies this Prospectus.


                        TRANSACTION AND ACCOUNT POLICIES

VALUATION OF SHARES

         The purchase or redemption price of a Portfolio share is its next determined net asset value per share, without the imposition of any sales charge. The net asset value per share is calculated separately for each Portfolio. Each Portfolio calculates a share's net asset value by dividing net assets of the Portfolio by the total number of outstanding shares of such Portfolio.

         The Portfolios calculate net asset value at the close of regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at fair value following procedures approved by the Trustees. The Portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. As a result, the value of the Portfolios' shares may change on days when you will not be able to purchase or redeem your shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Portfolio will distribute substantially all of its net investment income and realized net capital gains, if any.

         Each Portfolio declares and pays distributions of capital gains, if any, at least once per calendar year. Each Portfolio declares and pays dividends of investment income according to the following schedule:

Declared and Paid Annually                  Declared and Paid Monthly
----------------------------------------------------------------------------
Growth Portfolio                            High-Yield Bond Portfolio
----------------------------------------------------------------------------
Growth and Income Portfolio                 Equity Income -Semi Annually
----------------------------------------------------------------------------
Equity Portfolio
----------------------------------------------------------------------------
Capital Appreciation Portfolio
----------------------------------------------------------------------------
Small Company Growth
----------------------------------------------------------------------------
Small Company Value Portfolio
----------------------------------------------------------------------------
International Growth Portfolio
----------------------------------------------------------------------------
Global Financial Services
----------------------------------------------------------------------------
Managed Portfolio
----------------------------------------------------------------------------

         Your dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Portfolio on which they were paid at net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions.

         Each Portfolio intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes. For information concerning the federal income tax consequences to holders of the Contract, see the accompanying Prospectus for the Contracts.

                              PORTFOLIO MANAGEMENT

THE INVESTMENT ADVISOR

         Enterprise Capital Management, Inc. serves as the investment advisor to each of the Portfolios. The Advisor selects Fund Managers for the Portfolios, subject to the approval of the Board of Trustees of the Portfolios, and reviews their continued performance. Evaluation Associates, Inc., which has had 26 years of experience in evaluating investment advisors for individuals and institutional investors, assists the Advisor in selecting Fund Managers. The Advisor also provides various administrative services.

         The Securities and Exchange Commission has issued an exemptive order that permits the Advisor to enter into or amend Agreements with Fund Managers without obtaining shareholder approval each time. The exemptive order permits the Advisor, with Board approval, to employ new Fund Managers for the Portfolios, change the terms of the Agreements with Fund Managers or enter into a new Agreement with a Fund Manager. Shareholders of a Portfolio have the right to terminate an agreement with a Fund Manager at any time by a vote of the majority of the outstanding voting securities of such Portfolio. The Portfolio will notify shareholders of any Fund Manager changes or other material amendments to the Agreements with Fund Managers that occur under these arrangements.

         The Advisor, which was incorporated in 1986, also serves as investment advisor to The Enterprise Group of Funds, Inc. which had assets of $[ ] billion as of _______. Performance of similar Funds of The Enterprise Group of Funds, Inc. may differ from those of the Portfolios due to a number of factors including the size of the Funds, investment cash flows and redemptions. The Advisor's address is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

         The following table sets forth the fee paid to the Advisor for the fiscal year ended December 31, 1998 by each Portfolio. The Advisor in turn compensated each Fund Manager at no additional cost to the Portfolio.

Name of Portfolio                    Fee (as a percentage of average net assets)

Growth Portfolio                     0.75%

Growth and Income Portfolio          0.75%

Equity Portfolio                     0.80% of average daily net assets up to
                                     $400 million; 0.75% of average daily net assets from $400 million to $800 million;
                                     and 0.70% of average daily net assets in excess of $800 million

Equity Income Portfolio              0.75%

Capital Appreciation Portfolio       0.75%

Small Company Growth Portfolio       1.00%

Small Company Value Portfolio        0.80% of average daily net assets up to
                                     $400 million; 0.75% of average daily net assets from $400 million to $800 million;
                                     and 0.70% of average daily net assets in excess of $800 million

International Growth Portfolio       0.85%

Global Financial Services Portfolio  0.85%

High-Yield Bond Portfolio            0.60%

Managed Portfolio                    0.80% of average daily net assets up to
                                     $400 million; 0.75% of average daily net assets from $400 million to $800 million;
                                     and 0.70% of average daily net assets in excess of $800 million

THE FUND MANAGERS

         The following chart sets forth certain information about each of the Fund Managers. The Fund Managers are responsible for the day to day management of the Portfolios. The Fund Managers typically manage assets for institutional investors and high net worth individuals. Collectively, the Fund Managers manage assets in excess of $350 billion for all clients, including Enterprise Accumulation Trust.

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio and Name               The Fund Manager's                      Portfolio Managers
and Address of Fund                      Experience
Manager
-----------------------------------------------------------------------------------------------------------------
Growth Portfolio                         Montag & Caldwell and its               Ronald E. Canakaris,
                                         predecessors have been                  President and Chief
Montag & Caldwell, Inc.                  engaged in the business of              Investment Officer of Montag
("Montag & Caldwell")                    providing investment counseling         & Caldwell, is responsible
1100 Atlanta Financial Center            to individuals and institutions         for the day-to-day investment
3343 Peachtree Road, N.E.                since 1945.  Total assets under         management of the Growth
Atlanta, Georgia 30326                   management for all clients              Portfolio and has more than
                                         approximated $25.8 billion as of        30 years' experience in the
                                         December 31, 1998                       investment industry.  He has
                                         Usual investment minimum: $40 million.  been President of Montag &
                                                                                 Caldwell for more than 15 years
                                                                                 and has served as Fund Manager
                                                                                 since its inception.

-----------------------------------------------------------------------------------------------------------------

Growth and Income Portfolio              RSI has been providing investment       James P. Coughlin, President
                                         advisory services since 1989.           and Chief Investment Officer
Retirement System Investors Inc.         Total assets under management           of RSI, is responsible for the
("RSI")                                  for RSI were $597 million as of         day-to-day management of
317 Madison Avenue                       December 31, 1998.                      the Portfolio and has more
New York, New York 10017                                                         than 30 years' experience in
                                                                                 the investment industry.  He
                                                                                 has served as President and
                                                                                 Chief Investment Officer of
                                                                                 RSI since 1989.

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio and Name               The Fund Manager's                      Portfolio Managers
and Address of Fund                      Experience
Manager
-----------------------------------------------------------------------------------------------------------------
Equity Portfolio                         OpCap has provided investment           Eileen Rominger, Managing
                                         advisory services since 1984.           Director of Oppenheimer
OpCap Advisors ("OpCap")                 OpCap had approximately                 Capital, is responsible for the
One World Financial Center               $62 billion under management            day-to-day management of
New York, New York 10281                 as of December 31, 1998.                the Fund.  Ms. Rominger has
                                         Usual investment minimum                more than 20 years' experience
                                         is $20 million.                         in the investment industry and
                                                                                 has been Managing Director of
                                                                                 Oppenheimer Capital since 1994.
                                                                                 She previously served as Senior
                                                                                 Vice President from 1986 to 1994.
-----------------------------------------------------------------------------------------------------------------
Equity Income Portfolio                  1740 Advisers had provided investment   John V. Rock, President and
                                         advisory services since 1971.           Director of 1740 Advisers, is
1740 Advisers, Inc. ("1740               Total assets under management           responsible for the day-to-
Advisers")                               for 1740 Advisers as of                 day investment management
1740 Broadway                            December 31, 1998, were                 of the Portfolio and has more
New York, New York 10019                 approximately $1.9 billion.             than 35 years' experience in
                                         Usual investment minimum is $20         the investment industry.  He
                                         million.                                has served as President of
                                                                                 1740 Advisers since 1974.
-----------------------------------------------------------------------------------------------------------------
Capital Appreciation Portfolio           PIC traces its origins to an            Jeffrey J. Miller is a Managing
                                         investment partnership formed           Director of PIC and is
Provident Investment Counsel,            in 1951.  As of December 31, 1998,      responsible for the day-to-
Inc. ("PIC")                             total assets under management           day management of the
300 North Lake Avenue                    for all clients were $20.4 billion.     Portfolio.  He has more than
Pasadena, California 91101               Usual investment minimum: $5            25 years' experience in the
                                         million.                                investment industry.  He has
                                                                                 been Managing Director of
                                                                                 PIC since 1972.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO AND NAME               THE FUND MANAGER'S                      PORTFOLIO MANAGERS
AND ADDRESS OF FUND                      EXPERIENCE
MANAGER
-----------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH                     Witter has provided investment          William D. Witter, President
PORTFOLIO                                advisory services since 1977.           of Witter, and Paul B.
                                         As of December 31, 1998 total assets    Phillips, Managing Director,
William D. Witter, Inc. ("Witter")       under management for all clients        are responsible for the day-
One Citicorp Center                      were $905 million. Usual                to-day management of the
153 East 53rd Street                     investment minimum is $1                Portfolio.  They have more
New York, New York 10022                 million.                                than 80 years' combined
                                                                                 experience in the investment
                                                                                 industry.  Mr. Witter and Mr.
                                                                                 Phillips have been employed
                                                                                 in their present positions by
                                                                                 Witter since 1977 and 1996,
                                                                                 respectively.  Mr. Phillips
                                                                                 previously served as Senior
                                                                                 Portfolio Manager at Bankers
                                                                                 Trust Company from 1986 to
                                                                                 1995.
-----------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE                      GAMCO's predecessor, Gabelli            Mario J. Gabelli has served
PORTFOLIO                                & Company, Inc., was founded            as chief investment officer of
                                         in 1977. As of December 31,             Gabelli since inception in
GAMCO Investors, Inc.                    1998 total assets under management      1977 and is responsible for
("GAMCO")                                for all clients were $7.2 billion.      the day-to-day management
One Corporate Center                     Usual investment minimum is             of the Portfolio.  He has more
Rye, New York 10580                      $500,000.                               than 28 years' experience in
                                                                                 the investment industry.
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH                     Vontobel has provided                   Fabrizio Pierallini, Senior
PORTFOLIO                                investment counseling                   Vice President and Managing
                                         since 1984. Vontobel's                  Director of International
Vontobel USA Inc.                        assets under management                 Investments is responsible
("Vontobel")                             for all clients were $841 million       for the day-to-day management
450 Park Avenue                          as of December 31, 1998.                of the Fund.  Mr. Pierallini
New York, New York 10022                 Usual investment minimum                has been employed by Vontobel
                                         is $200,000.                            since 1994.  He previously
                                                                                 served as a portfolio manager
                                                                                 for the Swiss Bank.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
NAME OF PORTFOLIO AND NAME               THE FUND MANAGER'S                      PORTFOLIO MANAGERS
AND ADDRESS OF FUND                      EXPERIENCE
MANAGER
-----------------------------------------------------------------------------------------------------------------
GLOBAL FINANCIAL SERVICES                Sanford Bernstein was                   The day-to-day management
PORTFOLIO                                established in 1967 and as of           of this Portfolio is performed
                                         December 31, 1998 had $78.6             by Sanford Bernstein's Policy
Sanford C. Bernstein & Co.,              billion in assets under                 Group, which is chaired by
Inc. ("Sanford Bernstein")               management. Usual                       Andrew S. Adelson, who has
767 Fifth Avenue                         investment minimum                      more than 20 years'
New York, New York                       is $5 million.                          experience in the investment
10153-0185                                                                       industry.
-----------------------------------------------------------------------------------------------------------------
HIGH-YIELD BOND PORTFOLIO                Caywood-Scholl has provided             James Caywood, Managing
                                         investment advice with respect          Director and Chief Investment
Caywood-Scholl Capital                   to high-yield, low grade fixed          Officer of Caywood-Scholl,
Management ("Caywood-                    income instruments since 1986.          is responsible for the day-to-
Scholl")                                 As of December 31, 1998 assets          day management of the
4350 Executive Drive, Suite              under management for all clients        Portfolio.  He has more than
125                                      approximated $973 million.              30 years' investment industry
San Diego, California 92121              Usual investment minimum is $1          experience.  He joined
                                         million.                                Caywood-Scholl in 1986 as
                                                                                 Managing Director and Chief
                                                                                 Investment Officer and has
                                                                                 held those positions since
                                                                                 1986.
-----------------------------------------------------------------------------------------------------------------
MANAGED PORTFOLIO                        OpCap Advisors has been                 Richard J. Glasebrook II,
                                         providing investment advisory           Managing Director of
OpCap Advisors                           services since 1987.                    Oppenheimer Capital is
One World Financial Center               As of December 31, 1998,                responsible for the day-to-
New York, New York 10281                 Oppenheimer Capital and its             day management of the
                                         affiliates have over $62 billion        Portfolio.  He has more than
                                         under management. Its usual             25 years' investment industry
                                         investment minimum is $20               experience.   Mr. Glasebrook
                                         million.                                has served as Managing
                                                                                 Director of Oppenheimer
                                                                                 Capital since 1994 and
                                                                                 immediately preceding served
                                                                                 as Senior Vice President.
-----------------------------------------------------------------------------------------------------------------

YEAR 2000

          Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. As part of its operational responsibilities, the Advisor has reviewed each of its internal systems and has obtained assessments from each service provider, including Fund Managers, of Year 2000 issues which could potentially impact services to the Portfolios. The Advisor is unaware of any Year 2000 issues which remain unresolved or have been identified as unresolvable. In addition, the Advisor has established a timetable to periodically re-evaluate systems to ensure new issues or those which may not previously have been identified are addressed and resolved in an expeditious manner. The Advisor does not anticipate any material expenditures for monitoring Year 2000 issues. If the problem has not been fully addressed, however, the Portfolios could be negatively affected. The Year 2000 Issue could also have a negative impact on the companies or governmental agencies in which the Portfolios invest, which could hurt the Portfolios' investment returns, but at this time, the Advisor cannot predict the degree of impact on the Portfolios.

                              FINANCIAL HIGHLIGHTS

         The Financial Highlights tables for each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years, or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions).

                          ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED



                                                                        YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------------
                                     1998           1997            1996         1995         1994            1993          1992
                                -------------    -----------    ----------   -----------   ----------     ----------    -----------
Net asset value, beginning
  of period..................... $               $     28.86   $    23.35    $     18.14   $   17.95       $   17.23     $   15.24
                                                 -----------   ----------    -----------   ---------       ---------     ---------
Net investment income (loss)                            0.30         0.37           0.33        0.28            0.18          0.17
Net realized and unrealized
  gains (losses) on
  investments...................                        7.13          5.52          6.38        0.41            1.13          2.49
                                                 -----------   -----------   -----------   ---------       ---------     ---------
      Total from investment
      operations................                        7.43          5.89          6.71        0.69            1.31          2.66
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Dividends from net investment
  income........................                        0.32          0.09          0.49        0.18            0.17          0.24
Distributions from net
  realized capital gains........                        0.88          0.29          1.01        0.32            0.42          0.43
                                                 -----------   -----------   -----------   ---------       ---------     ---------
      Total distributions.......                        1.20          0.38          1.50        0.50            0.59          0.67
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Net asset value, end of
  period........................ $               $     35.09   $     28.86   $     23.35   $   18.14       $   17.95     $   17.23
                                                 ===========   ===========   ===========   =========       =========     =========
Total return....................                       25.76%        25.22%        38.44%       3.87%           7.85%        17.90%
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Net assets end of period (in
  thousands).................... $               $   517,803   $   314,907   $   167,963   $  88,583       $  66,172     $  33,581
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Ratio of expenses to average
  net assets....................                        0.84%         0.81%         0.69%       0.67%           0.72%         0.79%
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Ratio of expenses to average
  net assets (excluding
  waivers)......................                        0.84%         0.81%         0.72%       0.69%           0.72%         0.79%
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Ratio of net investment
  income (loss) to average
  net assets....................                        1.42%         1.94%         1.94%       1.81%           1.47%         1.48%
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Ratio of net investment
  income (loss) to average
  net assets (excluding
  waivers)......................                        1.42%         1.94%         1.91%       1.79%           1.47%         1.48%
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Portfolio turnover..............                          17%           30%           29%         38%             15%           27%
                                                 -----------   -----------   -----------   ---------       ---------     ---------
Average commission per
  share(C)......................                 $    0.0577    $   0.0567
                                                 -----------   -----------
                                                               YEAR
                                                               ENDED
                                                             DECEMBER 31,                      PERIOD OF
                                          ----------------------------------------------     AUGUST 1, 1988
                                             1991            1990             1989          DECEMBER 31, 1988
                                          ----------      ----------      -----------       -----------------
Net asset value, beginning
  of period.....................          $   11.92       $   12.50        $  10.19             $  10.00
                                          ---------       ---------        --------             --------
Net investment income (loss)                   0.24            0.30            0.26                 0.00
Net realized and unrealized
  gains (losses) on
  investments...................               3.42           (0.58)           2.05                 0.19
                                          ---------       ---------         -------             --------
      Total from investment
      operations................               3.66           (0.28)           2.31                 0.19
                                          ---------       ---------         -------             --------
Dividends from net investment
  income........................               0.34            0.21            0.00                 0.00
Distributions from net
  realized capital gains........               0.00            0.09            0.00                 0.00
                                          ---------       ---------         -------             --------
      Total distributions.......               0.34            0.30            0.00                 0.00
                                          ---------       ---------         -------             --------
Net asset value, end of
  period........................          $   15.24       $   11.92         $ 12.50             $  10.19
                                          =========       =========         =======             ========
Total return....................              31.20%          (2.20)%         22.70%                1.90%(B)
                                          ---------       ---------         -------             --------
Net assets end of period (in
  thousands)....................          $  17,221       $  10,248         $ 5,997             $  1,059
                                          ---------       ---------         -------             --------
Ratio of expenses to average
  net assets....................               0.86%           0.92%           0.85%                0.85%(A)
                                          ---------       ---------         -------             --------
Ratio of expenses to average
  net assets (excluding
  waivers)......................               0.86%           0.99%           1.54%                6.79%(A)
                                          ---------       ---------         -------             --------
Ratio of net investment
  income (loss) to average
  net assets....................               2.09%           3.45%           3.93%                0.10%(A)
                                          ---------       ---------         -------             --------
Ratio of net investment
  income (loss) to average
  net assets (excluding
  waivers)......................               2.09%           3.38%           3.24%               (5.84)%(A)
                                          ---------       ---------         -------             --------
Portfolio turnover..............                 41%             49%             28%                   0%
                                          ---------       ---------         -------             --------
Average commission per
  share(C)......................

-----------------
(A)    Annualized
(B)    Not annualized
(C) Disclosure is not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST
                          SMALL COMPANY VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


                                                                           YEAR ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------------------------
                                           1998          1997          1996         1995          1994          1993         1992
                                         -------       --------      --------     --------      --------      --------     --------
Net asset value, beginning of
  period........................                       $  20.22      $  18.48      $ 17.56       $ 18.62      $  16.72      $ 15.11

Net investment income (loss)                               0.05          0.25         0.32          0.19          0.10         0.09
Net realized and unrealized
  gains (losses) on
  investments...................                           8.91          1.82         1.75         (0.16)         2.98         3.05
                                                        --------      --------      -------      --------    ----------      -------
     Total from investment
     operations.................                           8.96          2.07         2.07          0.03          3.08         3.14
                                                       --------      --------      -------      --------    ----------      -------
Dividends from net investment
  income........................                           0.15          0.12         0.40          0.10          0.10         0.10
Distributions from net
  realized capital gains........                           2.33          0.21         0.75          0.99          1.08         1.43
                                                        -------      --------      -------      --------    ----------      -------
    Total distributions.........                           2.48          0.33         1.15          1.09          1.18         1.53
                                                       --------      --------      -------      --------    ----------      -------
Net asset value, end of
  period........................                       $  26.70      $  20.22      $ 18.48      $  17.56    $    18.62      $ 16.72
                                                       ========      ========      =======      ========    ==========      =======
Total return....................                          44.32%        11.21%       12.28%         0.02%        19.51%       21.50%
                                                       --------      --------      -------      --------    ----------      -------
Net assets end of period (in
  thousands)....................                       $365,266        $2,704      $66,061       $ 4,880    $  105,635      $31,211
                                                       --------        ------      -------       -------    ----------      -------
Ratio of expenses to average
  net assets....................                           0.86%         0.84%        0.69%         0.66%         0.74%        0.86%
                                                       --------      --------      -------      --------    ----------      -------
Ratio of expenses to average
  net assets (excluding
  waivers)......................                           0.86%         0.84%        0.72%         0.67%         0.74%        0.86%
                                                       --------      --------      -------      --------    ----------      -------
Ratio of net investment
  income (loss) to average
  net assets....................                           0.21%         1.35%        1.86%         1.30%         1.06%        1.05%
                                                       --------      --------      -------      --------    ----------      -------
Ratio of net investment
 income (loss) to average
 net assets (excluding
 waivers).......................                           0.21%         1.35%        1.83%         1.29%         1.06%        1.05%
                                                       --------      --------      -------      --------    ----------      -------
Portfolio turnover..............                             58%          137%          70%           58%           70%         105%
                                                       --------      --------      -------      --------    ----------      -------
Average commission per
  share(C)......................                       $ 0.0456      $ 0.0480
                                                       --------      --------
                                                      YEAR ENDED DECEMBER 31,                 PERIOD OF
                                        -------------------------------------------------  AUGUST 1, 1988 -
                                            1991            1990            1989           DECEMBER 31, 1988
                                        ------------    ------------   --------------      -----------------
Net asset value, beginning of
  period........................         $  10.46         $  12.06       $    10.19            $  10.00

Net investment income (loss)                 0.09             0.31             0.17                0.00
Net realized and unrealized
  gains (losses) on
  investments...................             4.86             (1.47)           1.70                0.19
                                          -------          --------         -------            --------
     Total from investment
     operations.................             4.95             (1.16)           1.87                0.19
                                          -------          --------         -------            --------
Dividends from net investment
  income........................             0.30             0.15             0.00                0.00
Distributions from net
  realized capital gains........             0.00             0.29             0.00                0.00
                                          -------          -------          -------            --------
    Total distributions.........             0.30             0.44             0.00                0.00
                                          -------          -------          -------            --------
Net asset value, end of
  period........................          $ 15.11         $  10.46         $  12.06            $  10.19
                                          =======         ========         ========            ========
Total return....................            48.10%           (9.80)%          18.40%               1.90%(B)
                                          -------         --------         --------            --------
Net assets end of period (in
  thousands)....................          $ 9,777         $  2,744         $  2,302            $    571
                                          -------         --------         --------            --------
Ratio of expenses to average
  net assets....................             1.00%            1.02%            0.95%               0.95%(A)
                                          -------         --------         --------            --------
Ratio of expenses to average
  net assets (excluding
  waivers)......................             1.19%            1.62%            2.38%               9.22%(A)
                                          -------         --------         --------            --------
Ratio of net investment
  income (loss) to average
  net assets....................             1.41%            3.32%            2.48%               0.23%(A)
                                          -------         --------         --------            --------
Ratio of net investment
 income (loss) to average
 net assets (excluding
 waivers).......................             1.22%            2.38%            1.05%              (8.04)%(A)
                                          -------         --------         --------            --------
Portfolio turnover..............              120%              44%              58%                  0%
                                          -------         --------         --------            --------
Average commission per
  share(C)......................

-----------------

(A)    Annualized
(B)    Not annualized
(C) Disclosure is not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST
                                MANAGED PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


                                                                YEAR ENDED DECEMBER 31,
                                --------------------------------------------------------------------------------------------
                                    1998              1997            1996          1995            1994          1993
                                -------------     --------------  ----------------------------  ----------------------------
Net asset value, beginning
  of period..................                     $      34.31    $      28.06  $      20.82      $    21.35    $    20.11
                                                  ------------    ------------  ------------      ----------    ----------
Net investment income (loss).                             0.35            0.59          0.40            0.40          0.46
Net realized and unrealized
  gains (losses) on
  investments................                             8.06            5.99          8.97           0.15           1.55
                                                  ------------    ------------  ------------     ----------     ----------
       Total from investment
       operations............                             8.41            6.58          9.37           0.55           2.01
                                                  ------------    ------------  ------------     ----------     ----------
Dividends from net
  investment income..........                             0.55            0.06          0.75           0.46           0.24
Distributions from net
  realized capital gains.....                             1.39            0.27          1.38           0.62           0.53
                                                  ------------    ------------  ------------     ----------     ----------
      Total distributions....                             1.94            0.33          2.13           1.08           0.77
                                                  ------------    ------------  ------------     ----------     ----------
Net asset value, end of
  period.....................                     $      40.78    $      34.31  $      28.06     $    20.82     $    21.35
                                                  ============    ============  ============     ==========     ==========

Total return.................                            24.50%          23.47%        46.89%          2.57%         10.39%
                                                  ------------    ------------  ------------     ----------     ----------
Net assets end of period
  (in thousands).............                     $  2,672,932    $  1,935,343  $  1,264,718     $  689,252     $  525,163
                                                  ------------    ------------  ------------     ----------     ----------

Ratio of expenses to
  average net assets.........                             0.76%           0.74%         0.67%          0.64%          0.66%
                                                  ------------    ------------  ------------     ----------     ----------
Ratio of expenses to average
  net assets (excluding
  waivers)...................                             0.76%           0.74%         0.67%          0.64%          0.66%
                                                  ------------    ------------  ------------     ----------     ----------
Ratio of net investment
  income (loss) to average
  net assets.................                             1.14%           2.16%         1.80%          2.23%          3.21%
                                                  ------------    ------------  ------------     ----------     ----------
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers)........                             1.14%           2.16%         1.80%          2.23%          3.21%
                                                  ------------    ------------  ------------     ----------     ----------
Portfolio turnover...........                               32%             29%           31%            33%            21%
                                                  ------------    ------------  ------------     ----------     ----------
Average commission per
  share(C)...................                     $     0.0574    $     0.0531
                                                  ------------    ------------




                                                                                     YEAR             PERIOD OF
                                                                                     ENDED         AUGUST 1, 1998 -
                                   ------------------------------------------     DECEMBER 31,       DECEMBER 31,
                                        1992          1991           1990            1989               1988
                                   -------------  ------------   ------------    -----------       --------------
Net asset value, beginning
  of period..................       $    17.56    $      12.43   $     13.80      $   10.44          $   10.00
                                    ----------    ------------   -----------      ---------          ---------
Net investment income (loss).             0.25            0.29          0.31           0.34               0.05
Net realized and unrealized
  gains (losses) on
  investments................             2.95            5.31         (0.81)          3.06               0.39
                                     ---------     -----------   -----------      ---------          ---------
       Total from investment
       operations............             3.20            5.60         (0.50)          3.40               0.44
                                     ---------     -----------   -----------      ---------          ---------
Dividends from net
  investment income..........             0.27            0.39          0.28           0.03               0.00
Distributions from net
  realized capital gains.....             0.38            0.08          0.59           0.01               0.00
                                    ----------    ------------   ------------     ---------          ---------
      Total distributions....             0.65            0.47          0.87           0.04               0.00
                                    ----------    ------------   ------------     ---------          ---------
Net asset value, end of
  period.....................       $    20.11    $      17.56   $     12.43      $   13.80          $   10.44
                                    ==========    ============   ============     =========          =========

Total return.................            18.60%          46.00%        (3.60)%        32.60%              4.40%(B)
                                    ----------    ------------   -----------      ---------          ---------
Net assets end of period
  (in thousands).............       $  236,175    $     98,468   $    45,955      $  22,459          $   3,238
                                    ----------    ------------   -----------      ---------          ---------

Ratio of expenses to
  average net assets.........             0.69%           0.73%         0.80%          0.85%              0.85%(A)
                                    ----------    ------------   -----------      ---------          ---------
Ratio of expenses to average
  net assets (excluding
  waivers)...................             0.69%           0.73%         0.80%          1.05%              3.37%(A)
                                    ----------    ------------   -----------      ---------          ---------
Ratio of net investment
  income (loss) to average
  net assets.................             2.06%           2.42%         3.79%          5.10%              3.88%(A)
                                    ----------    ------------   -----------      ---------          ---------
Ratio of net investment income
  (loss) to average net assets
  (excluding waivers)........             2.06%           2.42%         3.79%          4.09%              1.36%(A)
                                    ----------    ------------   -----------      ---------          ---------
Portfolio turnover...........               23%             57%          112%           196%                38%
                                    ----------    ------------   -----------      ---------          ---------
Average commission per
  share(C)...................


-----------------
(A)    Annualized
(B)    Not annualized
(C) Disclosure is not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED




                                                               YEAR ENDED DECEMBER 31,                               PERIOD OF
                                     ----------------------------------------------------------------------      NOVEMBER 18, 1994-
                                           1998                 1997              1996              1995         DECEMBER 31, 1994
                                      -------------       -------------------------------------------------    --------------------
Net asset value, beginning of period                         $    6.05         $    5.39         $    4.96           $   5.00
                                                             ---------         ---------         ---------           --------
Net investment income (loss)............                          0.06              0.05              0.04               0.00
Net realized and unrealized gains
 (losses) on investments................                          0.26              0.63              0.67              (0.04)
                                                             ---------         ---------         ---------           --------
     Total from investment
      operations........................                          0.32              0.68              0.71              (0.04)
                                                             ---------         ---------         ---------           --------
Dividends from net investment income                              0.04              0.00              0.04               0.00
Distributions from net realized
capital gains...........................                          0.15              0.02              0.24               0.00
                                                             ---------         ---------         ---------           --------
     Total distributions................                          0.19              0.02              0.28               0.00
                                                             ---------         ---------         ---------           --------
Net asset value, end of period..........                     $    6.18         $    6.05         $    5.39           $   4.96
                                                             =========         =========         =========           ========
Total return............................                          5.26%            12.65%            14.64%             (0.80)%(B)
                                                             ---------         ---------         ---------           --------
Net assets end of period (in
 thousands).............................                     $  78,148         $  52,768         $  18,598           $  3,247
                                                             ---------         ---------         ---------           --------
Ratio of expenses to average net
 assets.................................                          1.19%             1.38%             1.55%              1.55%(A)
                                                             ---------         ---------         ---------           --------
Ratio of expenses to average net
 assets (excluding waivers).............                          1.19%             1.38%             2.21%              8.85%(A)
                                                             ---------         ---------         ---------           --------
Ratio of net investment income
 (loss) to average net assets...........                          1.34%             1.32%             1.17%              0.80%(A)
                                                             ---------         ---------         ---------           --------
Ratio of net investment income
 (loss) to average net assets
 (excluding waivers)....................                          1.34%             1.32%             0.51%             (6.34)%(A)
                                                             ---------         ---------         ---------           --------
Portfolio turnover......................                            28%               21%               27%               0.0%
                                                             ---------         ---------         ---------           --------
Average commission per share(C).........                     $  0.0257         $  0.0224
                                                             ---------         ---------

-----------------
(A)    Annualized
(B)    Not annualized
(C) Disclosure is not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST
                            HIGH-YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED




                                                                    YEAR ENDED DECEMBER 31,                       PERIOD OF
                                                      -----------------------------------------------------    NOVEMBER 18, 1994-
                                                         1998                1997        1996       1995       DECEMBER 31, 1994
                                                      ---------            --------    --------    --------    -----------------
Net asset value, beginning of period ...........                           $   5.51    $   5.31    $   4.98        $  5.00
                                                                           --------    --------    --------        -------
Net investment income (loss) ...................                               0.51        0.45        0.45           0.04
Net realized and unrealized gains
(losses) on investments ........................                               0.20        0.21        0.35          (0.01)
                                                                           --------    --------    --------        -------
     Total from investment operations ..........                               0.71        0.66        0.80           0.03
                                                                           --------    --------    --------        -------

Dividends from net investment income ...........                               0.51        0.45        0.45           0.05
Distributions from net realized capital
 gains .........................................                                 --        0.01        0.02             --
                                                                           --------    --------    --------        -------
          Total distributions ..................                               0.51        0.46        0.47           0.05
                                                                           --------    --------    --------        -------
Net asset value, end of period .................                           $   5.71    $   5.51    $   5.31        $   4.98
                                                                           ========    ========    ========        =======
Total return ...................................                              13.38%      12.93%      16.59%          0.50%(B)
                                                                           --------    --------    --------        -------
Net assets end of period (in thousands) ........                           $ 68,364    $ 34,411    $ 15,223        $ 1,421
                                                                           --------    --------    --------        -------
Ratio of expenses to average net assets ........                               0.77%       0.85%       0.85%          0.85%(A)
                                                                           --------    --------    --------        -------
Ratio of expenses to average net assets
 (excluding waivers) ...........................                               0.77%       0.94%       1.59%          7.80%(A)
                                                                           --------    --------    --------       --------
Ratio of net investment income (loss)
 to average net assets .........................                               8.47%       8.57%       8.51%          7.84%(A)
                                                                           --------    --------    --------       --------
Ratio of net investment income (loss)
 to average net assets (excluding
 waivers) ......................................                               8.47%       8.48%       7.77%          0.80%(A)
                                                                           --------    --------    --------       --------
Portfolio turnover .............................                                175%        175%        115%             0%
                                                                           --------    --------    --------       --------

-----------------
(A)      Annualized
(B)      Not annualized
(C) Disclosure not applicable to periods prior to 1996. Represents average commission rate per share charged to the Portfolio on purchases and sales of equity investments on which commissions were charged during the period.

                          ENTERPRISE ACCUMULATION TRUST




                               Investment Advisor
                       Enterprise Capital Management, Inc.
                            Atlanta Financial Center
                            3343 Peachtree Road, N.E.
                                    Suite 450
                             Atlanta, GA 30326-1022



                                    Custodian
                       State Street Bank and Trust Company
                                   Boston, MA




                             Independent Accountants
                           PricewaterhouseCoopers LLP
                                   Atlanta, GA




                      Member - Investment Company Institute

                              (OUTSIDE BACK COVER)

FOR MORE INFORMATION

         The following documents contain more information about the Portfolios and are available free of charge upon request:

                           Annual/Semi-annual Reports. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the last fiscal year.

                           Statement of Additional Information (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

         You may obtain copies of these documents or ask questions about the Portfolios by contacting:

                           MONY Life Insurance Company of New York
                           Mail Drop 9-34
                           1740 Broadway
                           New York, New York 10019
                           1-800-487-6669

         Inquiries concerning management and investment policies of the Portfolios should be directed to:

                           Enterprise Capital Management, Inc.
                           3343 Peachtree Road, Suite 450
                           Atlanta, GA 30326
                           1-800-432-4320

         Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

         You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No.

                          ENTERPRISE ACCUMULATION TRUST

                            Atlanta Financial Center
                         3343 Peachtree Road, Suite 450
                           Atlanta, Georgia 30326-1022
                                 1-800-432-4320

                       STATEMENT OF ADDITIONAL INFORMATION

EQUITY PORTFOLIOS:

         Growth Portfolio
         Growth and Income Portfolio
         Equity Portfolio
         Equity Income Portfolio
         Capital Appreciation Portfolio
         Small Company Growth Portfolio
         Small Company Value Portfolio
         International Growth Portfolio
         Global Financial Services Portfolio

INCOME PORTFOLIO:

         High-Yield Bond Portfolio

FLEXIBLE PORTFOLIO:

         Managed Portfolio

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Enterprise Accumulation Trust (the "Trust") dated May 3, 1999, which has been filed with the Securities and Exchange Commission. The Trust sells shares to variable accounts of MONY Life Insurance Company of New York ("MONY") and MONY Life Insurance Company of America ("MONY America") ("Variable Accounts") that were established to fund certain Flexible Payment Variable Annuity and Life Insurance contracts (the "Contracts). Holders of the Contracts ("Contractholders") can obtain copies of the Trust's Prospectus by writing to MONY, Mail Drop 9-34, 1740 Broadway, New York, NY 10019 or by calling MONY at 1-800-487-6669.

         The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

         The date of this Statement of Additional Information is May 3, 1999.

                                TABLE OF CONTENTS

                                                                                           Page No.
                                                                                           --------
General Information and History................................................................1

Investment Objectives and Policies.............................................................1
         Equity Portfolios.....................................................................1
         Income Portfolio......................................................................7
         Flexible Portfolio....................................................................8

Certain Investment Securities, Techniques and Associated Risks.................................8
         Short Term Investments................................................................9
         Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities.....9
         Information on Time Deposits and Variable Rate Notes..................................9
         Insured Bank Obligations.............................................................10
         High-Yield Securities................................................................10
         REITs    ............................................................................12
         Hedging Transactions.................................................................12
         Certain Securities...................................................................12
         Foreign Currency Values and Transactions.............................................15
         Certain Other Securities.............................................................16
         Forward Commitments..................................................................18
         Temporary Defensive Tactics..........................................................18

Investment Restrictions.......................................................................18

Portfolio Turnover............................................................................21

Management of the Trust.......................................................................21

Investment Advisory and Other Services........................................................25
         Investment Advisory Agreement........................................................25
         Fund Manager Arrangements............................................................27

Purchase, Redemption and Pricing of Securities Being Offered..................................30
         Purchase of Shares...................................................................30
         Redemption of Shares.................................................................30
         Determination of Net Asset Value.....................................................32

Portfolio Transactions and Brokerage..........................................................32

Performance Comparisons.......................................................................35

Dividends, Distributions and Taxes............................................................38

Additional Information........................................................................39

Custodian, Transfer and Dividend Disbursing Agent.............................................41

Independent Accountants.......................................................................41

Financial Statements..........................................................................41

Appendix A....................................................................................42

Appendix B....................................................................................44

                         GENERAL INFORMATION AND HISTORY

         The Trust was organized as a Massachusetts business trust under the name Quest for Value Accumulation Trust on March 2, 1988, and is registered with the Securities and Exchange Commission (the "SEC") as an open-end diversified management investment company. On September 16, 1994, it changed its name to Enterprise Accumulation Trust. The Trust's common stock is divided into eleven classes, each of which representing shares of separate portfolio (each a "Portfolio," and collectively, the Portfolios).

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. The investment objectives of each Portfolio are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Portfolio. The investment policies of the Trust are not fundamental and may be changed without shareholder approval.

EQUITY PORTFOLIOS

         Under normal market conditions, at least 65% of the net asset value of the nine Equity Portfolios will be invested in common equity securities. The remainder of the Equity Portfolios' assets may be invested in repurchase agreements, bankers acceptances, bank certificates of deposit, commercial paper and similar money market instruments, convertible bonds, convertible preferred stock, preferred stock, corporate bonds, U.S. Treasuries, notes and bonds, American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), rights and warrants.

         The Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Global Financial Services, Small Company Growth and Small Company Value Portfolios invest in securities that are traded on national securities exchanges and in the over-the-counter market. Each of these Portfolios, except the Global Financial Services Portfolio, may invest up to 20% of its assets in foreign securities provided they are listed on a domestic or foreign securities exchange or are represented by ADRs. The Global Financial Services Portfolio may invest over 50% of its assets in foreign securities. No Portfolio may invest more than 10% of its net assets in illiquid, including restricted, securities. As noted below, the International Growth Portfolio invests principally in the securities of foreign issuers listed on recognized foreign exchanges, but may also invest in securities traded on the over-the-counter market.

         GROWTH PORTFOLIO. The objective of the Growth Portfolio is appreciation of capital primarily through investments in common stocks. The Portfolio's common stock selection emphasizes those companies having growth characteristics, but the Portfolio's investment policy recognizes that securities of other companies may be attractive for capital appreciation purposes by virtue of special developments or depression in price believed to be temporary. The potential for appreciation of capital is the basis for investment decisions; any income is incidental.

         Growth and Income Portfolio. The objective of the Growth and Income Portfolio is total return through capital appreciation with income as a secondary consideration. The Portfolio seeks this objective primarily through capital appreciation with income as a secondary consideration. The Portfolio will invest in securities of companies which the Portfolio Manager believes to be financially sound and will consider such factors as the sales, growth and profitability prospects for the economic sector and markets in which the company operates and for the services of products it provides; the financial condition of the company; its ability to meet its liabilities and to provide income in the form of dividends; the prevailing price of the security; how that price compares to historical price levels of the security, to current price levels in the general market, and to the prices of competing companies; projected earnings estimates and earnings growth rate of the company, and the relation of those figures to the current price. The securities held in the Growth and Income Portfolio will generally reflect the price volatility of the broad equity market (i.e., the S&P 500 Composite Stock Price Index).

         Equity Portfolio. The investment objective of the Equity Portfolio is long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio Manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings. It is the Portfolio Manager's intention to invest in securities of companies which in the Portfolio Manager's opinion possess one or more of the following characteristics: undervalued assets, valuable consumer or commercial franchises, securities valuation below peer companies, substantial and growing cash flow and/or a favorable price to book value relationship. Investment policies aimed at achieving the Portfolio's objective are set in a flexible framework of securities selection which primarily includes equity securities, such as common stocks, preferred stocks, convertible securities, rights and warrants in proportions which vary from time to time. Under normal circumstances at least 65% of the Portfolio's assets will be invested in equity securities. The Portfolio will invest primarily in stocks listed on the New York Stock Exchange ("NYSE"). In addition, it may also purchase securities listed on other domestic securities exchanges, securities traded in the domestic over-the-counter market and foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         Equity Income Portfolio. The objective of the Equity Income Portfolio is a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in income producing equity securities.

         The Portfolio's principal criterion in stock selection is above-average yield, and it uses this criterion to enhance stability and reduce market risk. Subject to this primary criterion, the Portfolio invests in stocks that have relatively low price to earnings ratios or relatively low price to book value ratios.

         Capital Appreciation Portfolio. The objective of the Capital Appreciation Portfolio is maximum capital appreciation, primarily through investments in common stocks of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

         The Portfolio invests primarily in common stocks of companies which meet the Portfolio Manager's criteria of: (a) steadily increasing earnings; and
(b) a three-year average performance record of sales, earnings, dividend growth, pretax margins, return on equity and reinvestment rate at an aggregate average of 1.5 times the average performance of the S&P 500 for the same period. The Portfolio attempts to invest in a range of small, medium and large companies designed to achieve an average capitalization of the companies in which it invests that is less than the average capitalization of the S&P 500. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental.

         Small Company Growth Portfolio. The Small Company Growth Portfolio seeks to achieve its objective of capital appreciation by investing primarily in common stocks of small companies with strong earnings growth and potential for significant capital appreciation. Under normal market conditions, the Portfolio will have at least 65% of its total assets in small capitalization stocks (market capitalization of up to $1 billion) and generally that percentage will be considerably higher. The Portfolio reserves the right to have some of its assets in the equities of companies with over $1 billion in market capitalization. These holdings may be equities that have appreciated since original purchase or equities of companies with a market capitalization in excess of $1 billion at the time of purchase. The Portfolio will normally be as fully invested as practicable in common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks.

         In pursuing its objective, the Fund Manager will seek out the stocks of small companies that are expected to have above average growth in earnings and are reasonably valued. The Fund Manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the Fund Manager will not buy a stock if the price-earnings ratio exceeds the growth rate. By using this valuation parameter, the Fund Manager believes it moderates some of the inherent volatility in the small-capitalization sector of the market. Securities will be sold when the Fund Manager believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The Fund Manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

         Small Company Value Portfolio. The investment objective of the Small Company Value Portfolio is maximum capital appreciation, primarily through investment of at least 65% of Portfolio assets in common equity securities of companies (based on the total outstanding common shares at the time of investment) which have market capitalizations of up to $1 billion.

         The Portfolio intends to invest the remaining 35% of its total assets in the same manner but reserves the right to use some or all of the 35% to invest in equity securities of companies (based on the total outstanding common shares at the time of investment) which have a market capitalization of more than $1 billion.

         In pursuing its objective, the Portfolio's strategy will be to invest in stocks of companies with value that may not be fully reflected by current stock price. Since small companies tend to be less actively followed by stock analysts, the market may overlook favorable trends and then adjust its valuation more quickly once investor interest has surfaced. The Fund Manager uses a number of proprietary research techniques in various sectors to seek out companies in the public market that are selling at a discount to what the Fund Manager terms the private market value (PMV) of the companies. The Fund Manager then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management.

         International Growth Portfolio. The objective of the International Growth Portfolio is capital appreciation, primarily through a diversified Portfolio of non-U.S. equity securities.

         It is a fundamental policy of the Portfolio that it will invest at least 80% of the value of its assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Portfolio not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper, certificates of deposit, foreign currency, bankers acceptances, cash and cash equivalents, time deposits, repurchase agreements and similar money market instruments, both foreign and domestic. The Portfolio may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

         The International Growth Fund will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Growth Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

         The International Growth Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Growth Fund intends to broadly diversify investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The selection of the securities in which the International Growth Fund will invest not be limited to companies of any particular size, and will be based only upon the expected contribution such security will make to its investment objective.

         Using an approach that involves top-down country allocation combined with bottom-up stock selection, the Fund Manager will seek to identify countries where economic and political factors are likely to provide above-average returns, and companies in such countries that are best positioned in their respective industries and are attractively valued. In this regard the Fund Manager will allocate the assets of the International Growth Fund principally between the European and Pacific regions. The International Growth Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, Germany, France, the Netherlands, Switzerland, Norway, Spain, Japan, Hong Kong, Australia, and Singapore.

         The Fund Manager's approach is governed by its belief that the principal factors affecting an equity market's return are, on a country allocation basis, the proportion of liquidity in the economy, and, on a stock selection basis, consistent profit growth, a strong balance sheet and high returns on employed capital and, in addition, that the effect of currency fluctuations on portfolio returns can be reduced through a systematic hedging strategy.

         For its country allocation, the Fund Manager analyzes approximately 35 international growth markets, which include the 20 markets currently comprised in Morgan Stanley Capital International's Europe, Australia, and Far East Index ("EAFE"). The Fund Manager also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, and transferability of funds and foreign exchange controls, if any.

         Each factor is assigned a numerical value based on a scale determined by the historic ranges. Based on the arithmetical sum of all such values, an attractiveness ranking for each country in the Fund Manager's universe is produced on a quarterly basis. The use of three different sets of variables in combination results in a higher degree of predictability of the valuation model's output. Generally, the factors are equally weighted. In a few instances a double weight is assigned if the predictive power of a particular factor has historically been very high, like yield curve analysis, which is relevant in all markets.

         The valuation model's total return expectations provide a relative ranking in descending order of attractiveness of all countries in the Fund Manager's universe. It is not the Fund Manager's approach to make country "bets" by, for example, significantly overweighting those countries showing the highest expected return based on the output of the Fund Manager's valuation model. Rather, the Fund Manager normalizes the distribution of country weights through the use of a proprietary risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EAFE). Since the Fund Manager's country allocation valuation model cannot take into account exogenous events impacting country stock market returns such as political events, social unrest and currency turmoil, this matrix serves for risk control purposes.

         Before a decision is made to increase or lower a country weight based on the quantitative output of the valuation model, the Fund Manager reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

         The Fund Manager believes this approach to be more useful than a rigid discipline that ties the magnitude and timing of shifts in country weights directly to changes in the expected returns for each country produced by the Fund Manager's valuation model since the Fund Manager does not employ portfolio optimization techniques.

         The Fund Manager's stock selection process begins by screening a universe of approximately 3000 stocks in a market capitalization range from approximately $500 million to approximately $100 billion. The Fund Manager's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Fund Manager's approach is to look at companies whose growth factors can be measured and compared. The Fund Manager's data series focus on low price to sales ratios, consistent earnings growth, consistent operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Fund Manager defines cash flow as recurrent net profit plus depreciation. Furthermore, the Fund Manager analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization, and looks at the underlying trend of cash and retained earnings. The screens, comprising multiple valuation ratios, are used to ensure rigor and consistency in the Fund Manager's bottom-up research.

         The Fund Manager supplements the above quantitative screening process by an analysis of certain qualitative criteria, one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and fosters a culture of market responsiveness.

         Based on the Fund Manager's ranking of approximately 3000 stocks in about 35 different international equity markets, the Fund Manager usually selects names which appear in the top third of the quantitative screens for each country. Based on the screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity and low debt levels. Position size at purchase ranges from about 0.7% to 1% of total portfolio assets.

         Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Fund Manager normally allows positions to reach a maximum of approximately 5% of total assets.

         Shifts in country weight are the principal cause for selling stocks. Stocks are sold if a country's maximum weight-basis on the risk-variance matrix has been exceeded. The Fund Manager may trim or sell positions if a name drops from the top third of its quantitative screens due to price appreciation or if a company's fundamentals have deteriorated.

         Within each country, no conscious sector allocation decision is made. Sector allocation is the result of the stock selection within each country.

         Global Financial Services Portfolio. The investment objective of the Global Financial Services Portfolio is capital appreciation by investing primarily in common stocks of domestic and foreign financial services companies. The Portfolio will concentrate (invest 25% or more of its total assets) its investments in the financial services industry. The Portfolio seeks to achieve its objective through investment in the common stocks of domestic and foreign financial services companies. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in financial services companies that are domiciled in at least four countries, including the U.S.

         For Portfolio purposes, a financial services company is a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, and life insurance companies and insurance holding companies.

         The Fund Manager systematically applies a combination of fundamental and quantitative research to identify securities that are attractively priced relative to their expected returns and to develop a portfolio that trades off risk and reward over full market cycles.

         The Global Financial Services Portfolio employs a research-driven, value-based investment philosophy that the Fund Manager utilized for more than two decades. The Fund Manager's approach rests on the premise that the capital markets all have some degree of inefficiency; value distortions are common in all markets, with their dimensions ranging from minor to extreme. [CONFIRM]

         In addition to targeting high return potential, process is also geared to control volatility. To evaluate the potential risk/reward tradeoff, the Fund Manager incorporates the use of a number of proprietary models including an optimization model, a multi-factor risk model, a country valuation model, a currency valuation model, an earnings revision model, and a relative return trends model. The actual construction of the portfolio considers not only this fundamental risk/reward profile of stocks, but also the appropriate timing for the transactions.

         The Global Financial Services Portfolio invests almost exclusively in financial services stocks with average holdings of between 55 and 75 stocks. In addition, the Portfolio primarily invests in U.S. financial services companies. Other countries eligible for inclusion into this service will be limited to the developed market as represented by the MSCI EAFE Index with Canada. The Fund Manager will not make investments in emerging markets. The Portfolio is broadly diversified geographically, typically with holdings in ten or more foreign countries. The vast majority of the investments are made in common and preferred stocks with a fully invested posture being the norm. Individual security positions are controlled so that no single holding will dominate the portfolio.

         The Fund Manager employs a centralized investment approach in all portfolios. The Global Investment Policy Group uses its many years of experience and market memory to review analysts' latest research findings and forecasts. The group integrates the work of analysts, economists and the quantitative group, systematically applying valuation and portfolio construction processes to select securities. The portfolio managers then apply the Investment Policy Group's decisions, deviating only to conform to Portfolio objectives.

         The Fund Manager employs 129 analysts who take an intensive, long-term approach to forecasting earnings power and growth. Organized in global industry teams so that they can discern companies' strategies, cost pressures and competition in a global context, the Fund Manager's analysts are centrally located so that the senior professionals can control the quality of their findings.

Income Portfolio

         Investors should refer to Appendix A to this Statement of Additional Information for a description of the Moody's Investors Service, Inc. (Moody's) and Standard & Poor's (S&P) ratings mentioned below.

         High-Yield Bond Portfolio. The objective of the High-Yield Bond Portfolio is maximum current income, primarily from debt securities that are rated Ba or lower by Moody's or BB or lower by S&P.

         It is a fundamental policy of the Portfolio that under normal circumstances it will invest at least 80% of the value of its total net assets (at least 65% of gross assets) in high-yielding, income-producing corporate bonds that are rated below investment grade and rated B3 or better by Moody's or B- or better by S&P. The corporate bonds in which the Portfolio invests are high-yielding but normally carry a greater credit risk than bonds with higher ratings. In addition, such bonds, commonly referred to as "junk bonds," may involve greater volatility of price than higher-rated bonds. For a discussion of high-yield securities and related risks, see "Certain Investment Techniques and Associated Risks" in this Statement of Additional Information.

         The Portfolio's investments are selected by the Fund Manager after careful examination of the economic outlook to determine those industries that appear favorable for investments. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, bonds of issuers within those industries are selected based on their creditworthiness, their yields in relation to their credit and the relative strength of their common stock prices. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds which are rated Ca or lower by Moody's or CC or lower by S&P or which, if unrated, in the judgment of the Fund Manager, have characteristics of such lower-grade bonds. Should an investment purchased with the above-described credit quality requisites be downgraded to Ca or lower or CC or lower, the Fund Manager shall have discretion to hold or liquidate the security.

         Subject to the restrictions described above, under normal circumstances, up to 20% of the Portfolio's assets may include: (1) bonds rated Caa by Moody's or CCC by S&P; (2) unrated debt securities which, in the judgment of the Fund Manager have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government Securities and other income-producing cash equivalents. For a discussion of put, calls, and futures and their related risks, see "Certain Investment Techniques and Associated Risks."

Flexible Portfolio

         Managed Portfolio. The objective of the Managed Portfolio is growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the Fund Manager's assessments of the relative outlook for such investments. In seeking to achieve its investment objective, the types of equity securities in which the Portfolio may invest will be the same as those in which the Equity Portfolios invest. Debt securities are expected to be predominantly investment grade intermediate to long-term U.S. Government and corporate debt, although the Portfolio will also invest in high quality short-term money market and cash equivalent securities and may invest almost all of its assets in such securities when the Fund Manager deems it advisable in order to preserve capital. In addition, the Portfolio may also invest up to 20% of its assets in foreign securities provided that they are listed on a domestic or foreign securities exchange or are represented by ADRs listed on a domestic securities exchange or traded in the United States over-the-counter market.

         The allocation of the Portfolio's assets among the different types of permitted investments will vary from time to time based upon the Fund Manager's evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio's assets that may, at any given time, be invested in any of the types of investments identified above. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. However, it is a policy of the Portfolio that it will not invest more than 5% of the value of its total assets in high-yield securities.

                    CERTAIN INVESTMENT SECURITIES, TECHNIQUES
                              AND ASSOCIATED RISKS

         Following is a description of certain investment techniques employed by the Portfolios, and certain types of securities invested in by the Portfolios and associated risks. Unless otherwise indicated, all of the Portfolios may use the indicated techniques and invest in the indicated securities.

Short Term Investments

         Each Portfolio typically invests a part of its assets in various types of U.S. Government Securities and high-quality short-term debt securities with remaining maturities of one year or less ("money market investments"). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements. The International Growth Portfolio and Global Finances Services Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits and foreign bank acceptances.

Obligations Issued or Guaranteed by U.S. Government Agencies or
Instrumentalities

         Some obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.

Information on Time Deposits and Variable Rate Notes

         The Portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to 10% limit on illiquid investments set forth below.

         The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The Portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Fund

Managers will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes.

Insured Bank Obligations

         The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The Portfolios may, within the limits set forth in this Statement of Additional Information, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determined that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 10% limit for illiquid investments for each Portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.]

High-Yield Securities

         Notwithstanding the investment policies and restrictions applicable to the High-Yield Bond and Managed Portfolios which were designed to reduce risks associated with such investments, high-yield securities may carry higher levels of risk than many other types of income producing securities. These risks are of three basic types: the risk that the issuer of the high-yield bond will default in the payment of principal and interest; the risk that the value of the bond will decline due to rising interest rates, economic conditions, or public perception; and the risk that the investor in such bonds may not be able to readily sell such bonds. Each of the major categories of risk are affected by various factors, as discussed below:

         High-Yield Bond Market. The high-yield bond market is relatively new and has grown in the context of a long economic expansion. Any downturn in the economy may have a negative impact on the perceived ability of the issuer to make principal and interest payments which may adversely affect the value of outstanding high-yield securities and reduce market liquidity.

         Sensitivity to Interest Rate and Economic Changes. In general, the market prices of bonds bear an inverse relationship to interest rates; as interest rates increase, the prices of bonds decrease. The same relationship may hold for high-yield bonds, but in the past high-yield bonds have been somewhat less sensitive to interest rate changes than treasury and investment grade bonds. While the price of high-yield bonds may not decline as much, relatively, as the prices of treasury or investment grade bonds decline in an environment of rising interest rates, the market price, or value, of a high-yield bond will be expected to decrease in periods of increasing interest rates, negatively affecting the net asset value of the High-Yield Bond Portfolio. High-yield bond prices may not increase as much, relatively, as the prices of treasury or investment grade bonds in periods of decreasing interest rates. Payments of principal and interest on bonds are dependent upon the issuer's ability to pay. Because of the generally lower creditworthiness of issuers of high-yield bonds, changes in the economic environment generally, or in an issuer's particular industry or business, may severely impair the ability of the issuer to make principal and interest payments and may depress the price of high-yield securities more significantly than such changes would affect higher-rated, investment-grade securities.

         Payment Expectations. Many high-yield bonds contain redemption or call provisions which might be expected to be exercised in periods of decreasing interest rates. Should bonds in which the High-Yield Bond Portfolio has invested be redeemed or called during such an interest rate environment, the Portfolio would have to sell such securities without reference to their investment merit and reinvest the proceeds received in lower yielding securities, resulting in a decreased return for investors in the High-Yield Bond Portfolio. In addition, such redemptions or calls may reduce the High-Yield Bond Portfolio's asset base over which the Portfolio's investment expenses may be spread.

         Liquidity and Valuation. Because of periods of relative illiquidity, many high-yield bonds may be thinly traded. As a result, the ability to accurately value high-yield bonds and determine the net asset value of the High-Yield Bond Portfolio, as well as the Portfolio's ability to sell such securities, may be limited. Public perception of and adverse publicity concerning high-yield securities may have a significant negative impact on the value and liquidity of high-yield securities, even though not based on fundamental investment analysis.

         Tax Considerations. To the extent that a Portfolio invests in securities structured as zero coupon bonds, the Portfolio will be required to report interest income even though no cash interest payment is received. Because such income is not represented by cash, the Portfolio may be required to sell other securities in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("IRC").

         Portfolio Composition. As of December 31, 1998, the High-Yield Bond Portfolio consisted of securities classified as follows:


                                                                  PERCENTAGE OF
                                                                      TOTAL
                   RATINGS                                         INVESTMENTS
                   -------                                        -------------
AAA.........................................................            2%
BBB.........................................................            6%
BB..........................................................           30%
B...........................................................           57%
CCC.........................................................            2%

Non-rated*..................................................           3%

----------------
* Equivalent ratings for these securities would have been B.

REITS

         Each Portfolio may invest up to 10% of its total assets in the securities of real estate investment trusts ("REITs"). REITs are pooled investment vehicles which invest in real estate and real estate-related loans. The value of a REIT's shares generally is affected by changes in the value of the underlying investments of the trust.

HEDGING TRANSACTIONS

         Except as otherwise indicated, the Fund Managers may invest in derivatives, which are discussed in detail below, to seek to hedge all or a portion of a Portfolio's assets against market value changes resulting from changes in equity values, interest rates and currency fluctuations. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment.

         The Portfolios will not engage in hedging transactions for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities owned or expected to be owned by the Portfolios. Unless otherwise indicated, a Portfolio will not enter into a hedging transaction (except for closing transactions) if, immediately thereafter, the sum of the amount of the initial deposits and premiums on open contracts and options would exceed 5% of the Portfolio's total assets taken at current value.

CERTAIN SECURITIES

         CALL OPTIONS. The Portfolios may write (sell) call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. Call options are short-term contracts with a duration of nine months or less. Such Portfolios may only write call options which are "covered," meaning that the Portfolio either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration, upon conversion or exchange of other securities currently held in the Portfolio. In addition, no Portfolio will, prior to the expiration of a call option, permit the call to become uncovered. If a Portfolio writes a call option, the purchaser of the option has the right to buy (and the Portfolio has the option to sell) the underlying security against payment of the exercise price throughout the term of the option. The amount paid to the Portfolio by the purchaser of the option is the "premium." The Portfolio's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Portfolio were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. The Portfolio would not be able to effect a closing purchase transaction after it had received notice of exercise. The International Growth Portfolio may purchase and write covered call options on foreign and U.S. securities and indices and enter into related closing transactions.

         Generally, a Portfolio intends to write listed covered calls when it anticipates that the rate of return from so doing is attractive, taking into consideration the premium income to be received, the risks of a decline in securities prices during the term of the option, the probability that closing purchase transactions will be available if a sale of the securities is desired prior to the exercise, or expiration of the options, and the cost of entering into such transactions. A principal reason for writing calls on a securities portfolio is to attempt to realize, through the receipt of premium income, a greater return than would be earned on the securities alone. A covered call writer such as a Portfolio, which owns the underlying security, has, in return for the premium, given up the opportunity for profit from a price increase in the underlying security above the exercise price, but it has retained the risk of loss should the price of the security decline.

         The writing of covered call options involves certain risks. A principal risk arises because exchange and over-the-counter markets for options may be limited; it is impossible to predict the amount of trading interest which may exist in such options, and there can be no assurance that viable exchange and over-the-counter markets will develop or continue. The Portfolios will write covered call options only if there appears to be a liquid secondary market for such options. If, however, an option is written and a liquid secondary market does not exist, it may be impossible to effect a closing purchase transaction in the option. In that event, the Portfolio may not be able to sell the underlying security until the option expires or the option is exercised, even though it may be advantageous to sell the underlying security before that time.

         Puts. The Portfolios may purchase put options ("Puts") which relate to
(i) securities (whether or not they hold such securities); (ii) Index Options (described below whether or not they hold such Options); or (iii) broadly-based stock indexes. The Portfolios may write covered Puts. The Portfolios will receive premium income from writing covered Puts, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price. The High-Yield Bond Portfolio may invest up to 10% of the value of the Portfolio in Puts.

         Futures Contracts. To the extent permitted by Arizona and New York law, all Portfolios may enter into contracts for the future acquisition or delivery of securities ("Futures Contracts") including index contracts and foreign currencies, and may also purchase and sell call options on Futures Contracts. These Portfolios may use this investment technique to hedge against anticipated future adverse price changes which otherwise might either adversely affect the value of the Portfolio's securities or currencies held in the Portfolio, or to hedge anticipated future price changes which adversely affect the prices of stocks, long-term bonds or currencies which the Portfolio intends to purchase at a later date. Alternatively, the Portfolios may enter into Futures Contracts in order to hedge against a change in interest rates which will result in the premature call at par value of certain securities which the Portfolio has purchased at a premium.

If stock, bond or currency prices or interest rates move in an unexpected manner, the Portfolio would not achieve the anticipated benefits of Futures Contracts.

         The use of Futures Contracts involves special considerations or risks not associated with the primary activities engaged in by any Portfolios. Risks of entering into Futures Contracts include: (1) the risk that the price of the Futures Contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position;
(3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the risk that the Fund Manager may be incorrect in its prediction of movements in stock, bond, currency prices and interest rates.

         Index Options. All the Equity Portfolios may invest in options on stock indexes. These options are based on indexes of stock prices that change in value according to the market value of the stocks they include. Some stock index options are based on a broad market index, such as the New York Stock Exchange Composite Index or the S&P 500. Other index options are based on a market segment or on stocks in a single industry. Stock index options are traded primarily on securities exchanges.

         Because the value of an index option depends primarily on movements in the value of the index rather than in the price of a single security, whether a Portfolio will realize a gain or loss from purchasing or writing an option on a stock index depends on movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment rather than changes in the price of a particular security. Consequently, successful use of stock index options by a Portfolio will depend on that Fund Manager's ability to predict movements in the direction of the stock market generally or in a particular industry. This requires different skills and techniques than predicting changes in the value of individual securities.

         Interest Rate Swaps. In order to attempt to protect a Portfolio's investments from interest rate fluctuations, the Portfolio may engage in interest rate swaps. Generally, the Portfolios use interest rate swaps as a hedge and not as a speculative investment. Interest rate swaps involve the exchange between a Portfolio and another party of their respective rights to receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a Portfolio holds an interest-paying security whose interest rate is reset once a year, it may swap the right to receive interest at a rate that is reset daily. Such a swap position would offset changes in the value of the underlying security because of subsequent changes in interest rates. This would protect the Portfolio from a decline in the value of the underlying security due to rising rates, but would also limit its ability to benefit from falling interest rates.

         The Portfolio will enter into interest rate swaps only on a net basis (i.e., the two payments streams will be netted out, with Portfolio receiving or paying as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid high grade debt securities having an aggregate net asset value at least equal to the accrued excess, will be maintained in a segregated account by the Portfolio's custodian bank.

         The use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Fund Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Portfolio will be less favorable than it would have been if this investment technique were never used. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

Foreign Currency Values and Transactions

         Investments in foreign securities will usually involve currencies of foreign countries, and the value of the assets of the International Growth Portfolio and the Global Financial Services Portfolio (and of the other Portfolios that may invest in foreign securities to a much lesser extent) as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the International Growth Portfolio may incur costs in connection with conversions between various currencies.

         The normal currency allocation of the International Growth Portfolio is identical to the currency mix of the Benchmark, the MSCI EAFE Index. The Portfolio expects to maintain this normal currency exposure when global currency markets are fairly priced relative to each other and relative to associated risks. The Portfolio may actively deviate from such normal currency allocations to take advantage of or to protect the Portfolio from risk and return characteristics of the currencies and short-term interest rates when those prices deviate significantly from fundamental value. Deviations from the Benchmark are determined by the Fund Manager based upon its research.

         To manage exposure to currency fluctuations, the Portfolio may alter equity or money market exposures (in its normal asset allocation mix as previously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Portfolio will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Portfolio to set aside liquid assets in a segregated custodial account to cover its obligations. These techniques are further described below.

         The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Portfolio will convert currency on a spot basis from time to time and investors should be aware of the potential costs of currency conversion.

         When a Fund Manager believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

         At the maturity of a forward contract, the Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by repurchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Portfolio may realize a gain or loss from currency transactions.

         The Portfolio also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Portfolio will be "covered", which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its custodian bank consisting of cash, U.S. government securities or other high-grade liquid debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

Certain Other Securities

         Except as otherwise indicated, the Portfolios may purchase the following securities, the purchase of which involves certain risks described below. Unless otherwise indicated, a Portfolio will not purchase a category of such securities if the value of such category, taken at current value, would exceed 5% of the Portfolio's total assets.

         Master Demand Notes. All Portfolios may purchase variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate Fund Managers, subject to the overall review of the Trust's Trustees and the Advisor, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

         Repurchase Agreements. All Portfolios may enter into repurchase agreements having maturities of one business day. When a Portfolio acquires securities from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the same seller pursuant to which the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. In such instances, the Trust's Custodian has possession of the security or collateral for the seller's obligation. If the seller should default on its obligation to repurchase the securities, the Portfolio may experience delays, difficulties or other costs when selling the securities held as collateral and may incur a loss if the value of the collateral declines. The appropriate Fund Managers, subject to the overall review by the Trust's Trustees and the Advisor, monitor the value of the collateral as to repurchase agreements, and they monitor the creditworthiness of the seller and mist find it satisfactory before engaging in repurchase agreements. The Portfolios will enter into repurchase agreements only with Federal Reserve member banks that have net worth of at least $100,000,000 and outstanding commercial paper of the two highest rating categories assigned by Moody's or S&P or with broker-dealers that are registered with the Securities and Exchange Commission, are members of the National Association of Securities Dealers, Inc. ("NASD") and have similarly rated commercial paper outstanding. Any repurchase agreements entered into by the Portfolios will be fully collateralized and marked to market daily.

         Restricted or Illiquid Securities. Each Portfolio may invest up to 10% of its net assets in restricted securities (privately placed equity or debt securities) or other securities which are not readily marketable.

         Foreign Securities. As noted above, the International Growth Portfolio will invest primarily in foreign securities and the Global Financial Services Portfolio may invest 50% or more of its total assets in such securities. All other Portfolios may, subject to the 20% limitation, invest in foreign securities as well as both sponsored and unsponsored ADRs, and EDRs which are securities of U.S. issuers backed by securities of foreign issuers. There may be less information available about unsponsored ADRs and EDRs, and therefore, they may carry higher credit risks. The Portfolios may also invest in securities of foreign branches of domestic banks and domestic branches of foreign banks.

         Investments in foreign equity and debt securities involve risks different from those encountered when investing in securities of domestic issuers. The appropriate Fund Managers and the Advisor, subject to the overall review of the Portfolio's Trustees, evaluate the risks and opportunities when investing in foreign securities. Such risks include trade balances and imbalances and related economic policies; currency exchange rate fluctuations; foreign exchange control policies; expropriation or confiscatory taxation; limitations on the removal of funds or other assets; political or social instability; the diverse structure and liquidity of securities markets in various countries and regions; policies of governments with respect to possible nationalization of their own industries; and other specific local, political and economic considerations.

Forward Commitments

         Securities may be purchased on a "when issued" or on a "forward delivery" basis, which means it may take as long as 120 days before such obligations are delivered to a Portfolio. The purpose of such investments is to attempt to obtain higher rates of return or lower purchase costs than would be available for securities purchased for immediate delivery. Securities purchased on a when issued or forward delivery basis involve a risk that the value of the security to be purchased may decline prior to the settlement date. In addition, if the dealer through which the trade is made fails to consummate the transaction, the Portfolio may lose an advantageous yield or price. The Portfolio does not accrue income prior to delivery of the securities in the case of forward commitment purchases. The 5% limitation does not apply to the International Growth Portfolio, which has a 20% limitation.

Temporary Defensive Tactics

         Any or all of the Portfolios may at times for defensive purposes, at the determination of the Fund Manager, temporarily place all or a portion of their assets in cash, short-term commercial paper (i.e., short-term unsecured promissory notes issued by corporations to finance short-term credit needs), United States Government securities, high-quality debt securities (including "Eurodollar" and "Yankee Dollar" obligations, i.e., U.S. issuer borrowings payable overseas in U.S. funds and obligations of foreign issuers payable in U.S. funds), and obligations of banks when in the judgment of the Fund Manager such investments are appropriate in light of economic or market conditions. For temporary defensive purposes, the International Growth Portfolio may invest in all of the above, both foreign and domestic, including foreign currency, foreign time deposits, and foreign bank acceptances. When a Portfolio takes a defensive position, it may not be following the fundamental investment policy of the Portfolio.

                             INVESTMENT RESTRICTIONS

         The following are fundamental policies and, together with the restrictions and other fundamental policies described above cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Trust, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Except as otherwise set forth, no Portfolio may:

         1. As to 75% of the assets of any Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

         2. Except for the Global Financial Services Portfolio, concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

         3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

         4. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Trust's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

         5. Borrow money in excess of 10% of the value of its total assets. It may borrow only as a temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5% of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or margin arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

         6. Invest more than 10% of its net assets in illiquid securities (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

         7. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Investment Advisor or the Fund Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer.

         8. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

         9. Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

         10. Purchase or sell physical commodities or physical commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

         11. Engage in the underwriting of securities except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in disposing of a Trust security.

         12. Invest for the purposes of exercising control or management of another company.

         13. Issue senior securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act") except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending Trust securities.

         14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         15. Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

         16. Invest more than 10% of its net assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the respective Portfolios; however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 10% of that Portfolio's net assets.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a Portfolio's total assets resulting from a change in portfolio value or assets will not constitute a violation of the percentage restrictions.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Portfolio's purchases or sales of securities by the average investments of that Portfolio. The Fund Managers intend to manage each Portfolio's assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Portfolio's current income available for distribution to its shareholders. While none of the Portfolios is managed with the intent of generating short-term capital gains, each of the Portfolios may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Fund Manager, an issuer's creditworthiness or perceived changes in a company's growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or mark-down of the price.

         The portfolio turnover rates of the Portfolios cannot be accurately predicted. Nevertheless, the portfolio turnover rates for the Growth, Equity Income, Global Financial Services, Capital Appreciation, Small Company Growth, and Growth and Income Portfolios are not expected to exceed 100%. A 100% annual turnover rate would occur, for example, if all the securities in a Portfolio's investment portfolio were replaced once in a period of one year.

         The portfolio turnover rate of the Small Company Value Portfolio in 1996, which was 137%, exceeded 100% principally due to the appointment of a new Fund Manager and a resulting change in management style. In 1997, the portfolio turnover rate of the Portfolio was 58%.

         The portfolio turnover rate of the High-Yield Bond Portfolio in 1998, which was 108%, exceeded 100% principally due to the investment strategy utilized by the Fund Manager to potentially enhance performance by replacing portfolio holdings with better revenue-producing issues.

                             MANAGEMENT OF THE TRUST

         The Trust's Board of Trustees has overall responsibility for the management of the Trust under the laws of Massachusetts governing the responsibilities of trustees of a Massachusetts business trust. In general, such responsibilities are comparable to those of directors of a Massachusetts business corporation. The Board of Trustees of the Trust has undertaken to monitor the Trust for the existence of any material irreconcilable conflict between the interests of variable annuity Contractholders and variable life insurance Contractholders and shall report any such conflict to the boards of MONY and MONY America. The Board of Directors of those companies have agreed to be responsible for reporting any potential or existing conflicts to Trustees of the Trust and, at their own cost, to remedy such conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and the variable life insurance contracts.

         The Trustees and officers of the Trust, and their principal occupations during the past five years, are set forth below. Trustees who are "interested persons", as defined in the 1940 Act, are denoted by an asterisk. As to their duties relative to the Trust, the address of each is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326-1022.

NAME, AGE AND POSITION WITH                PRINCIPAL OCCUPATION
THE TRUST                                  PAST FIVE YEARS
---------------------------                --------------------
Arthur T. Dietz (75)                       President, ATD Advisory Corp. since 1996; President and
Trustee                                    Chief Executive Officer, Strategic Fund Management, Inc.,
[Member of the Audit Committee]            1987-1995; Mills B. Lane Professor of Finance and Banking,
                                           Emory University, 1954-1988; Chairman, First Atlanta Investments,
                                           1998-present; Director, The Enterprise Group
                                           of Funds, Inc.

*Samuel J. Foti (47)                       President and Chief Operating Officer, MONY since 1994;
Trustee                                    Executive Vice President, MONY (1991-1994); Trustee,
                                           MONY since 1993; Senior Vice President, MONY (1989 -
                                           1991); Director, MONY Life Insurance Co. of America since
                                           1989; Director, MONY Brokerage, Inc. since 1990; Director,
                                           MONY International Holdings, Inc. since 1994; Director,
                                           MONY Life Insurance Company of the Americas, Ltd. since
                                           1994, MONY Bank & Trust Co. of the Americas, Ltd. since
                                           1994; Director, Life Insurance Marketing and Research
                                           Associates; Chairman, Life Insurance Marketing and Research
                                           Associates 1996 - 1997; Director, The Enterprise Group of
                                           Funds, Inc.

Arthur Howell (80)                         Of Counsel, law firm of Alston & Bird, Atlanta, Georgia since
Trustee                                    1987; President, Summit Industries, Inc.(manufacturer)
[Chairman of Audit Committee]              since 1954; Chairman, Crescent Banking Co., Inc. since 1985;
                                           President, Jonesheirs, Inc. (licensing entity) since 1975;
                                           Director, The Enterprise Group of Funds, Inc.

William A. Mitchell, Jr.(59)               President/CEO, Carter & Associates (real estate
Trustee                                    development), Atlanta, Georgia since 1994; Director, John
                                           Wieland Homes (commercial residential builder) since 1992;
                                           Director, The Enterprise Group of Funds, Inc.

Lonnie H. Pope (65)                        Chief Executive Officer, Longleaf Industries, Inc.,
Trustee                                    (chemical manufacturing) (1996-present); formerly President
[Member of the Audit Committee]            and Chief Executive Officer of AFF, Inc. (aromatics manufacturing)
                                           from 1987 to 1998;] Director, The Enterprise Group of Funds, Inc.

NAME, AGE AND POSITION WITH                PRINCIPAL OCCUPATION
THE TRUST                                  PAST FIVE YEARS
---------------------------                --------------------
*Michael I. Roth (53)                      Chairman and Chief Executive Officer, MONY since 1993;
Trustee                                    President and Chief Executive Officer, MONY (1991-1993);
                                           Director, MONY Life Insurance Company of
                                           America since 1991; Director, ARES Holdings Inc. since
                                           1995; 1740 Advisers, Inc. since 1992; MONY CS, Inc. since
                                           1989; Executive Vice President and Chief Financial
                                           Officer, MONY (1989-1991); Executive Vice President and
                                           Chief Financial Officer, Primerica Trust (1987); Executive Vice
                                           President, Primerica Trust [DESCRIPTION?] (1982-1987);
                                           Director, The Enterprise Group of Funds, Inc.; Director,
                                           American Council of Life Insurance (ACLI); Director, the Life
                                           Insurance Counsel of New York; Director, Pitney Bowes, Inc.;
                                           Director, Promus Hotel Trust.

*Victor Ugolyn (51)                        Chairman, President and Chief Executive Officer, The
Trustee                                    Enterprise Group of Funds, Inc. since 1991; Chairman,
                                           President and Chief Executive Officer, Enterprise Capital
                                           Management, Inc. and Enterprise Fund Distributors, Inc. since
                                           1991; Chairman, President and Chief Executive Officer;
                                           Enterprise Accumulation Trust; Vice Chairman and Chief
                                           Marketing Officer, Value Line Securities, Inc. (1986-1991).

Catherine R. McClellan (43)                Secretary, The Enterprise Group of Funds, Inc. since
Secretary                                  1991; Senior Vice President, Secretary and Chief
                                           Counsel, Enterprise Capital Management, Inc. since
                                           1991; Senior Vice President, Secretary and Chief
                                           Counsel, Enterprise Fund Distributors, Inc. since
                                           1991.

Herbert M. Williamson (48)                 [Assistant Secretary and] Treasurer, The Enterprise Group of
Assistant Secretary, Treasurer             Funds, Inc., Enterprise Capital Management, Inc. and
                                           Enterprise Fund Distributors, Inc. since 1989.

Phillip G. Goff (35)                       Vice President and Chief Financial Officer, The Enterprise
Vice President                             Group of Funds, Inc., Enterprise Capital Management, Inc. and
                                           Enterprise Fund Distributors, Inc. 1995 - present; Audit
                                           Manager, Coopers & Lybrand LLP, 1991 - 1995.

* Messrs. Foti, Roth and Ugolyn are "interested persons" of the Trust, of the Advisor, and of the Distributor, as that term is defined in the Investment Act of 1940.

         Arthur T. Dietz, Arthur Howell and Lonnie H. Pope (the "non-interested Trustees") also serve on the Audit Committee of the Board of Trustees.] [The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Arthur T. Dietz and Victor Ugolyn also serve on the Valuation Committee of the Board of Trustees.

         All officers of the Trust are officers of Enterprise Capital Management, Inc. and receive no salary or fee from the Trust. The Trustees, other than Messrs. Foti, Roth and Ugolyn will be paid an annual fee of $12,500 plus $625 for each Trustee's meeting attended and $625 for each committee meeting attended.

         The following sets forth compensation paid to each of the Trustees during 1998:

(1)                     (2)                     (3)                 (4)                      (5)
                                                Pension or                                    Total
                                                Retirement                                  Compensation
                                                 Benefits                                  from the Trust
                           Aggregate          Accrued as Part          Estimated           and Portfolio
                         Compensation          of Portfolio         Annual Benefits       Complex Paid to
     Name               From the Trust           Expenses           Upon Retirement          Trustees*
Arthur T. Dietz         $11,100                 None                None                     $25,875
Arthur Howell           $12,100                 None                None                     $26,875
William A.
Mitchell, Jr.           $11,275                 None                None                     $24,625
Lonnie H. Pope          $12,100                 None                None                     $26,875

* Each Trustee received fees for services as a Director of The Enterprise Group of Funds, Inc.

         At April 3, 1999, the officers and Trustees of the Trust as a group owned none of the Portfolios' outstanding shares.

         As of the date of this Statement of Additional Information, MONY and MONY America, its wholly-owned subsidiary, through their respective Variable Accounts, own all of the Trust's outstanding shares. The shares held by the Variable Accounts generally will be voted in accordance with instructions of Contractholders. Under certain circumstances, however, MONY and MONY America may vote independently of voting instructions received from

Contractholders. The Trust might nonetheless be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Trust disclaims such control.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreement

         The Trust, on behalf of each Portfolio, has entered into an Investment Advisory Agreement (the "Advisor's Agreement") with the Advisor which, in turn, has entered into Fund Manager's Agreements with each of the Fund Managers. The Advisor is a second-tier subsidiary of MONY Life Insurance Company ("MONY"), one of the nation's largest insurance companies and a subsidiary of The MONY Group, Inc. The Advisor was incorporated in 1986. The Advisor's address is 3343 Peachtree Road, Suite 450, Atlanta, Georgia 30326. Victor Ugolyn, who is President of the Trust, is also Chairman of the Board and President of the Advisor.

         The Advisor's Agreement obligates the Advisor to provide investment advisory services to the Portfolios, to furnish the Trust with certain administrative, clerical, bookkeeping and statistical services, office space and facilities, and to pay the compensation of the officers of the Trust. Each Portfolio pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, mailing costs, expenses of registering the shares under federal and state securities laws, accounting and pricing costs (including the daily calculation of net asset value and daily dividends), interest, certain taxes, legal services, auditing services, charges of the custodian and transfer agent, and other expenses attributable to an individual account. Each Portfolio also pays a portion of the Trust's general administrative expenses. These expenses are allocated to the Portfolios either on the basis of their asset size, on the basis of special needs of any Portfolio, or equally as is deemed appropriate. These expenses include expenses such as: director fees; state franchise taxes; custodial, transfer agent, brokerage, auditing and legal services; the printing of prospectuses, proxies, registration statements and shareholder reports sent to existing shareholders; expenses relating to bookkeeping, recording and determining the net asset value of shares; the expenses of qualification of a Portfolio's shares under the federal and state securities laws; and any other expenses properly payable by the Trust that are allocable to the respective Portfolios. Litigation costs, if any, may be directly allocable to the Portfolios or allocated on the basis of the size of the respective Portfolios. The Board of Trustees annually reviews allocation of expenses among the Portfolios and has been determined that this is an appropriate method of allocation of expenses.

         The total expenses of each Portfolio for the most recent fiscal year, expressed as a percentage of average net assets were as follows:

          PORTFOLIO                                TOTAL EXPENSES
          ---------                                --------------
          Growth
          Growth and Income
          Equity                                        [0.84%]
          Equity Income
          Capital Appreciation
          Small Company Growth
          Small Company Value                           [0.86%]
          Global Financial Services
          International Growth                          [1.19%]
          High-Yield Bond                               [0.77%]
          Managed                                       [0.76%]

         The Advisor has advised the Trust that it will reimburse such portion of the fees due to it under the Advisor's Agreement as is necessary to assure, for the period commencing January 1, 1999, and ending no earlier than December 31, 1999, that expenses incurred by the Portfolios will not exceed the following percentages of average annual assets (annualized for periods of less than a fiscal year): Growth ___ %; Growth and Income ____%; Equity ___%; Equity Income _____%; Capital Appreciation ______%; Small Company Growth ______%; Small Company Value ____%; International Growth _________%; Global Financial Services _____%; High-Yield Bond ______%; and Managed _______%. The Fund Managers have advised the Trust that they may assist in a portion of the above-referenced reimbursement from time to time.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Advisor or the Fund Manager, as the case may be, is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Agreement permits the Advisor to act as investment advisor for any other person or firm.

         The Advisor and the Trust have received an exemptive order from the Securities and Exchange Commission which permits the Trust to enter into or amend Fund Manager Agreements without obtaining Contractholder approval each time. On April 28, 1997,

Contractholders voted affirmatively to give the Trust this ongoing authority. With Board approval, the Advisor is permitted to employ new Fund Managers for the Portfolios, change the terms of the Fund Manager Agreements or enter into a new Agreement with that Fund Manager. Contractholders of a Portfolio continue to have the right to terminate the Fund Manager's Agreement for a Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Contractholders will be notified of any Fund Manager changes or other material amendments to Fund Manager Agreements that occur under these arrangements.

FUND MANAGER ARRANGEMENTS

         Under the Fund Manager Agreements, the Fund Managers, subject to the oversight of the Advisor, are required to: (i) regularly provide investment advice and recommendations to the respective Portfolios of the Trust with respect to their investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the respective Portfolios of the Trust and the portion, if any, of the assets of these Portfolios of the Trust to be held uninvested; and
(iii) arrange for the purchase of securities and other investments by the respective Portfolios of the Trust and the sale of securities and other investments held by each of these Portfolios of the Trust. The following table sets forth certain information about the Fund Managers for each Portfolio.


PORTFOLIO                                 NAME AND CONTROL               FEE PAID BY THE ADVISOR TO THE
                                         PERSONS OF THE FUND             FUND MANAGER AS A PERCENTAGE OF
                                               MANAGER                      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------
Growth Portfolio                      Montag & Caldwell, Inc.          .30% for assets under management
                                      ("Montag & Caldwell").           up to $1 billion; .20% thereafter.
                                      Montag & Caldwell is
                                      controlled by Alleghany
                                      Trust.

Growth and Income Portfolio           Retirement System                .30% for assets under management
                                      Investors Inc. ("RSI") which     up to $100 million; .25% on the next
                                      is a subsidiary of Retirement    $100 million; and .20% for assets
                                      System Group Inc.                greater than $200 million.

Equity Portfolio                      OpCap Advisors, which is a       .40% for assets under management
                                      subsidiary of Oppenheimer        up to $1 billion and .30% thereafter.
                                      Capital, a general
                                      partnership.

PORTFOLIO                                 NAME AND CONTROL               FEE PAID BY THE ADVISOR TO THE
                                         PERSONS OF THE FUND             FUND MANAGER AS A PERCENTAGE OF
                                               MANAGER                      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------
Equity Income Portfolio               1740 Advisers, Inc. ("1740       .30% for assets under management
                                      Advisers"). It is a subsidiary   up to $100 million; .25% on the next
                                      of MONY.                         $100 million; and .20% thereafter.

Capital Appreciation Portfolio        Provident Investment             .50% for assets under management
                                      Counsel, Inc. ("PIC").  PIC      up to $100 million; .45% for assets
                                      is a wholly owned                under management for the next $100
                                      subsidiary of United Asset       million; .35% for assets greater than
                                      Management, Inc.                 $200 million up to $300 million and
                                                                       .30% thereafter.

Small Company Growth                  William D. Witter, Inc.          .65% for assets under management
Portfolio                             ("Witter").  Witter is owned     up to $50 million; .55% for assets
                                      by its employees.                under management for the next $50
                                                                       million; and .45% for assets
                                                                       thereafter.

Small Company Value Portfolio         GAMCO Investors, Inc. is a       .40% for assets under management
                                      wholly owned subsidiary of       up to $1 billion and .30% thereafter.
                                      Gabelli Asset Management Inc.

International Growth Portfolio        Vontobel USA Inc.                .40% for assets under management
                                      ("Vontobel"). Vontobel           up to $100 million;.35% for assets
                                      is a wholly-owned                under management from $100 million
                                      subsidiary of Bank J.            to $200 million;.325% for assets
                                      Vontobel of Zurich,              from $200 million to $500
                                      Switzerland.                     million and .25% for assets greater
                                                                       than $500 million.

Global Financial Services             Sanford C. Bernstein &           .50% for assets up to $100 million;
Portfolio                             Co., Inc. ("Sanford              .40% for assets from $100 million to
                                      Bernstein") is owned by          $300 million; .30% for assets over
                                      its employees.                   $300 million.

PORTFOLIO                                 NAME AND CONTROL               FEE PAID BY THE ADVISOR TO THE
                                         PERSONS OF THE FUND             FUND MANAGER AS A PERCENTAGE OF
                                               MANAGER                      AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------
High-Yield Bond Portfolio             Caywood-Scholl Capital           .30% for assets under management
                                      Management ("Caywood-            up to $100 million and .25%
                                      Scholl"). Caywood-Scholl is      thereafter.
                                      owned by Dresdner RCM
                                      Global Investors LLC, an
                                      affiliate of Dresdner Bank
                                      AG.


Managed Portfolio                     OpCap Advisors, a                .40% for assets under management
                                      majority-owned subsidiary        up to $1 billion and .30% for assets
                                      of Oppenheimer Capital, a        from $1 billion to $2 billion and .25%
                                      general partnership.             thereafter.

         The tables below sets forth the 1998, 1997 and 1996 breakdown by Portfolio of (1) the investment advisory fee paid to the Advisor, (2) the percentage of the Management Fee to be paid by the Advisor to the Fund Manager,
(3) the fund management fee paid by the Advisor to the Fund Manager, (4) the net advisory fee left to the Advisor after payment of the fund management fee, and
(5) the amount of the expense reimbursement paid by the Advisor to the Portfolio to assure that expenses incurred by the Portfolio did not exceed 2.0% of average annual net assets for the Equity Portfolios and 1.3% of average annual net assets for the Income Portfolio.


                                                1998
Portfolio                           (1)            (2)              (3)              (4)             (5)
---------                           ---            ---              ---              ---             ---
Growth
Equity
Growth and Income
Equity Income
Capital Appreciation
Small Company Growth
Small Company Value
International Growth
Global Financial
Services
High-Yield Bond
Managed

                                                    1997
Portfolio                               (1)            (2)            (3)             (4)             (5)
---------                               ---            ---            ---             ---             ---
Equity
Small Company Value
International Growth
High-Yield Bond
Managed

                                                    1996
Portfolio                               (1)            (2)            (3)             (4)             (5)
---------                               ---            ---            ---             ---             ---
Equity
Small Company Value
International Growth
High-Yield Bond
Managed

          PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

PURCHASE OF SHARES

         Investments in the Portfolio may be made by the Variable Accounts. Persons desiring to purchase Contracts funded by any Portfolio or Portfolios of the Trust should also read the prospectus of the Contract(s).

         Shares of each Portfolio of the Trust are offered to the Variable Accounts without sales charge at the respective net asset values of the Portfolios next determined after receipt by the Trust of the purchase payment in the manner set forth below under "Determination of Net Asset Value." Certificates representing shares of the Trust or any of its Portfolios will not be physically issued. Enterprise Trust Distributors, Inc. (the "Distributor") acts without remuneration from the Trust as the exclusive distributor of the Trust's shares. The principal executive office of the Distributor is located at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022.

REDEMPTION OF SHARES

         Shares of any Portfolio of the Trust can be redeemed by the Variable Accounts at any time for cash, at the net asset value next determined after receipt of the redemption request in proper form. The market value of the securities in each of the Portfolios is subject to daily fluctuation and the net asset value of each Portfolio's shares will fluctuate accordingly. The redemption value of the Portfolio's shares may be either more or less than the original cost to the Variable Account. Payment for redeemed shares is ordinarily made within seven days after receipt by the Trust's transfer agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the NYSE is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the Securities and Exchange Commission; (2) an emergency, as defined by the Securities and Exchange Commission, exists making trading of Portfolio securities or valuation of net assets not reasonably practicable; (3) the Securities and Exchange Commission has by order permitted such suspension or delay.

Determination of Net Asset Value

         The Portfolios calculate a share's net asset value by dividing the net assets of the Portfolio by the number of shares then outstanding of such Portfolio. The net asset value of each Portfolio's shares is determined once daily as of the close of the NYSE on each day on which the NYSE is open for trading. Securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under the supervision of, the Board of Trustees. The Portfolios may own securities that are primarily listed on foreign exchanges which trade on Saturday or other customary United States national business holidays. If the Portfolios do not price their securities on these days, their net asset values may be significantly affected on days when investors have no access to the Portfolios. The net asset value per share is effective as of the time of computation. In determining net asset value, the price carried by the composite tape of all national exchanges is used.

         Securities other than money market instruments maturing in 60 days or less which are traded on a national exchange are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the last bid price. Securities other than money market instruments maturing in 60 days or less traded in the over-the-counter market are valued at the last bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. Debt securities and foreign securities are valued on the basis of independent pricing services approved by the Board of Trustees, and such pricing services generally follow the same procedures in valuing foreign equity securities as are described above. Money market instruments with maturities of 60 days or less are valued using the amortized cost method of valuation.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Each Fund Manager selects the brokerage firms which complete portfolio transactions for that Portfolio, subject to the overall direction and review of the Advisor and the Board of Trustees of the Trust. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers include a spread between the bid and asked prices. The Trust seeks to obtain prompt execution of orders at the most favorable net price.

         The initial criterion which must be met by any Fund Manager in selecting brokers and dealers to effect securities transactions for a Portfolio is whether such brokers and dealers can obtain the most favorable combination of price and execution for the transaction. This does not mean that the execution decision must be based solely on whether the lowest possible commission costs may be obtained. In seeking to achieve the best combination of price and execution, the Fund Managers evaluate the overall quality and reliability of broker-dealers and the service they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition.

         Transactions may be directed to brokers or dealers in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, furnished to the Trust, the Advisor, and the respective Fund Managers, or those firms who agree to pay certain of the Trust's expenses, including certain custodial and transfer agent services, and, consistent with the National Association of Securities Dealers, Inc. Conduct Rules, those firms which have been active in selling shares of the Trust. There is no formula for such allocation. The research information may or may not be useful to the Trust and/or other accounts of the Fund Managers; information received in connection with directed orders of other accounts managed by the Fund Managers or its affiliates may or may not be useful to the Trust. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Fund Managers, to make available additional views for consideration and comparison, and to enable the Fund Managers to obtain market information for the valuation of securities held by the Trust. Fund Managers may execute brokerage transactions through affiliated broker/dealers, subject to compliance with applicable requirements of the federal securities laws.

         Sales of shares of the Trust, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of the Trust transactions to brokers and dealers, but only in conformity with the price, execution, and other considerations and practices discussed above.

         It is the practice of the Fund Managers to cause purchase or sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Trust and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing each Portfolio and other client accounts. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Fund Managers or an affiliate are combined, which in some cases could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Portfolio is concerned. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for such account.

         The following table sets forth the amounts of the brokerage commissions paid to broker-dealers by each Portfolio for the fiscal year ended December 31, 1998.

--------------------------------------------------------------------------------------------------------------------
                                                                 Brokerage                Brokerage Commissions
                      Aggregate                                  Commissions Paid to      Paid to Affiliated Broker-
                      Brokerage                                  Affiliated Broker-       Dealers as a Percentage of
                      Commission Paid      Brokerage             Dealers as a Percentage  the Portfolio's Aggregate
                      on Transactions      Commissions Paid      of the Portfolio's       Dollar Amount of
                      in the Portfolio's   To Affiliated         Aggregate                Transactions Involving
Portfolio             Securities           Broker-Dealers        Commissions Paid         Brokerage Commissions
--------------------------------------------------------------------------------------------------------------------
Growth
--------------------------------------------------------------------------------------------------------------------
Growth and Income
--------------------------------------------------------------------------------------------------------------------
Equity
--------------------------------------------------------------------------------------------------------------------
Equity Income
--------------------------------------------------------------------------------------------------------------------
Capital Appreciation
--------------------------------------------------------------------------------------------------------------------
Small Company
Growth
--------------------------------------------------------------------------------------------------------------------
Small Company
Value
--------------------------------------------------------------------------------------------------------------------
International Growth
--------------------------------------------------------------------------------------------------------------------
Global Financial
Services
--------------------------------------------------------------------------------------------------------------------
High-Yield Bond
--------------------------------------------------------------------------------------------------------------------
Managed
--------------------------------------------------------------------------------------------------------------------

         The following tables set forth the aggregate brokerage commissions paid by each Portfolio on transactions in that Portfolio's securities for the fiscal year ended December 31, 1997 and December 31, 1996.

-------------------------------------------------------------------------------
                                   1997
-------------------------------------------------------------------------------
                                     Aggregate Brokerage Commissions Paid on
Portfolio                            Transactions in the Portfolio's Securities
-------------------------------------------------------------------------------
Equity                                                               $  164,149
-------------------------------------------------------------------------------
Small Company Value                                                  $  534,558
-------------------------------------------------------------------------------
International Growth                                                 $  181,826
-------------------------------------------------------------------------------
High-Yield Bond                                                      $      562
-------------------------------------------------------------------------------
Managed                                                              $1,382,062
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   1996
-------------------------------------------------------------------------------
                                     Aggregate Brokerage Commissions Paid on
Portfolio                            Transactions in the Portfolio's Securities
-------------------------------------------------------------------------------
Equity                                                               $  204,255
-------------------------------------------------------------------------------
Small Company Value                                                  $  784,580
-------------------------------------------------------------------------------
International Growth                                                 $  102,770
-------------------------------------------------------------------------------
High-Yield Bond                                                      $      516
-------------------------------------------------------------------------------
Managed                                                              $   22,241
-------------------------------------------------------------------------------


                             PERFORMANCE COMPARISONS

         The average annual total return for the year ended December 31, 1998, for the five-year period ended December 31, 1998,and the period from inception through December 31, 1998, is shown in the following table:

AVERAGE ANNUAL TOTAL RETURN


------------------------------------------------------------------------------------------------
                                 FOR THE YEAR            FOR THE FIVE
                                     ENDED                YEARS ENDED            FOR THE PERIOD
                                 DECEMBER 31,            DECEMBER 31,            FROM INCEPTION
                                     1998                    1998                TO DECEMBER 31,
     PORTFOLIO                   (ONE YEAR)             (FIVE YEARS)              1998(1)(2)
------------------------------------------------------------------------------------------------

Equity                               23.14%                 21.30%                     18.02%

Small Company Value                  34.19%                 17.42%                     17.21%

---------------------------------------------------------------------------------------------
International Growth                  5.76%                     --                     12.41%

High-Yield Bond                      12.38%                     --                     13.33%

Managed                              22.45%                 21.85%                     20.98%
---------------------------------------------------------------------------------------------

(1) Reflects waiver of advisory fees and assumption of other expenses by the Fund Manager in its previous role as Investment Advisor. Without such waivers and assumptions, the average annual total return during the period would have been lower.

(2) The date of inception of the Equity, Small Company Value and Managed Portfolios is August 1, 1988. The date of inception of the High-Yield Bond and International Growth Portfolios is November 18, 1994.

         Average annual total return is calculated by finding the average annual compounded rates of return over the one, five and since inception periods that would equate the initial amount invested to the ending redemption value according to the following formula:

                                       P(1+T)(n) = ERV

Where:            P     =  a hypothetical initial payment of $1,000
                  T     =  average annual total return
                  N     =  number of years
                  ERA   =  ending redeemable value of hypothetical $1,000
                           payment made at the beginning of the one, five and since inception periods at the end of the one, five and since inception periods.

         For the Equity, Small Company Value, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Equity Income, and International Growth Portfolios and for the equity securities of the Managed Portfolio, net investment income is the net of the dividends accrued (1/360 of the stated dividend rate multiplied by the number of days the particular security is in the Portfolio) on all equity securities during the 30-day period and expenses accrued for the period. It does not reflect capital gains or losses. Net investment income is the net of accrued interest earned on debt obligations held by each Portfolio and expenses accrued for the period. Accrued interest is determined by (i) computing the yield to maturity based on the market value of each obligation held in the corresponding Portfolio and on the day before the beginning of the period with respect to debt obligations held by the Equity, Managed, International Growth, Growth, Growth and Income, Small Company Growth, Capital Appreciation, Equity Income, and Small Company Value Portfolios (or as to obligations purchased during that 30-day period, based on the purchase price plus accrued interest); (ii) dividing the yield to maturity for each obligation by 360; (iii) multiplying that quotient by the market value of each obligation (including actual accrued interest) for each day of the subsequent 30-day month that the obligation is in the Portfolio; and (iv) totaling the interest on each obligation. Discount or premium amortization is recomputed at the beginning of each 30-day period and with respect to discount and premium on mortgage or other receivables-backed obligations subject to monthly payment of principal and interest; discount and premium is not amortized on the remaining security. Gain or loss attributable to actual monthly paydowns is reflected as an increase or decrease in interest income during that period.

         The yield shown reflects deductions for all charges, expenses and fees of the Trust. The table does not reflect charges and deductions which are, or may be, imposed under the Contracts. Yield is calculated by dividing net investment income of a Portfolio per share earned during a 30 day period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)(6)-1]

Where:      a     =    dividends and interest earned during the period.
            b     =    expenses accrued for the period (net of reimbursements).
            c     =    the average daily number of shares outstanding during the
                       period. that were entitled to receive dividends.
            d     =    the maximum offer price per share on the last day of
                       the period.

         From time to time, the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Trust and recurring charges and deductions borne by or imposed on the Portfolio. As the performance for any Portfolio does not include charges and deductions under the Contracts, comparisons with other Portfolios used in connection with different variable accounts may not be useful. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

         The performance data for these Portfolios will reflect the "yield" and "total return". The "yield" of each of these Portfolios refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value per share on the last day of the period. "Total Return" for each of these Portfolios refers to the value a Shareholder would receive on the date indicated if a $1,000 investment had been made the indicated number of years ago. It reflects historical investment results less charges and deductions of the Portfolio.

         In addition, reference in advertisements may be made to various indices, including, without limitation, the S&P 500 Composite Stock Price Index, the Russell 2000 and the Lehman

Brothers Corporate/Government Index, and various rankings by independent evaluators such as Morningstar and Lipper Analytical Services, Inc. in order to provide the reader a basis for comparison.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, the Portfolios will amortize any discount or premium resulting from the purchase of debt securities except for mortgage- or other receivables-backed obligations subject to monthly payment of principal and interest. With respect to market discount on bonds issued after July 18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as ordinary income.

         Each Portfolio is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the IRC. To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stocks or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's net assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the Portfolio's assets is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.

         Each Portfolio will comply with asset diversification regulations prescribed by the U.S. Treasury Department under the IRC. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more that 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolio under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the IRC.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. A Portfolio's returns will be reduced by the amount of any such foreign taxes. Contractholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


                             ADDITIONAL INFORMATION

         Description of the Trust. The Trust is organized as a Massachusetts business trust. Under Massachusetts law shareholders could, in certain circumstances, be held personally liable as partners for Trust obligations. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus, the risk of loss to a shareholder from being held personally liable for obligations of the Trust is limited to the unlikely circumstance in which the Portfolio itself would be unable to meet its obligations.

         It is not contemplated that regular annual meetings of shareholders will be held. Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Trust, to remove a Trustee. The Trustees will call a meeting of the shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

         Possible Additional Trust Series. If additional Portfolios are created by the Board of Trustees, shareholders of each such Portfolio will be entitled to vote as a class only to the extent permitted by the Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

         Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

         Organization of the Trust. When issued, shares are fully paid and have no preemptive, conversion or other subscription rights. The shares of beneficial interest of the Trust, $0.01 par value, are divided into eleven separate series. The shares of each series are freely-transferrable and equal as to earnings, assets and voting privileges with all other shares of that series. Upon liquidation of the Trust or any Portfolio, shareholders of a Portfolio are entitled to share pro rata in the net assets of that Portfolio available for distribution to shareholders after all debt and expenses have been paid. The shares do not have cumulative voting rights.

         The Trust's Board of Trustees, whose responsibilities are comparable to those of directors of a Massachusetts corporation, is empowered to issue additional classes of shares, which classes may either be identical except as to dividends or may have separate assets and liabilities; classes having separate assets and liabilities are referred to as "series." The creation of additional series and offering of their shares (the proceeds of which would be invested in separate, independently managed Portfolios with distinct investment objectives, policies and restrictions) would not affect the interests of the current shareholders in the existing Portfolios.

         The assets received by the Trust on the sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Portfolio, and constitute the assets of such Portfolio. The assets of each Portfolio are required to be segregated on the Trust's books of account. The Trust's Board of Trustees has agreed to monitor the Trust transactions and management of each of the Portfolio's books of account. The Trust's Board of Trustees has agreed to monitor the Trust transactions and management of each of the Portfolios and to consider and resolve any conflict that may arise. Direct expenses will be allocated to each Portfolio and general expenses of the Portfolio will be prorated by total net assets.

         Voting. For matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. For matters relating to all the Portfolios but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of the Investment Advisor Agreement or a Fund Manager Agreement, or a change in a fundamental policy are matters which require separate voting by each Portfolio. To the extent required by law, the Variable Accounts, which are the shareholders of the Portfolio, will vote the shares of the Trust, or any Portfolio of the Trust, held in the Variable Accounts in accordance with instructions from Contractholders, [as described under the caption "Voting Rights" in the accompanying Prospectus for the Contracts.] Shares for which no instructions are received from Contractholders, as well as shares which the Advisor or its parent, MONY, may own, will be voted in the same proportion as shares for which instructions are received. The Trust does not intend to hold annual meetings of shareholders. However, the Board of Trustees will call special meetings of shareholders for action by shareholder vote as may be requested in writing by holders of 10% or more of the outstanding shares of a Portfolio or as may be required by applicable laws or the Declaration of Trust pursuant to which the Trust has been organized.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

         State Street Bank and Trust Company ("State Street") whose address is P.O. Box 8505, Boston, Massachusetts, 02266-8505, has been retained to act as custodian of the assets of the Trust. The custodian is responsible for safeguarding and controlling the cash and securities of the Portfolios, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolios' investments. State Street also acts as transfer agent and Shareholder Servicing Agent for the Trust.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, whose address is 1100 Campanile Building, 1155 Peachtree Street, Atlanta, Georgia, 30309, has been retained to serve as the Trust's independent accountants. The independent accountants are responsible for auditing the annual financial statements of each Portfolio as well as other related services. PricewaterhouseCoopers LLP also serves as independent accountants for the Advisor and its affiliates.

                              FINANCIAL STATEMENTS

                                   APPENDIX A

                      RATINGS OF CORPORATE DEBT SECURITIES


MOODY'S INVESTORS SERVICE, INC.  (1)

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this case.

B Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

---------------------
(1) Moody's applies numerical modifiers, 1, 2 and 3 in generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION (2)

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

BB, Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay
B, interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the
CCC, highest speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective
CC characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

----------------------
(2) Plus (+) or Minus (-): The ratings from AA to BB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B

DESCRIPTION OF MUNICIPAL SECURITIES

Municipal Securities are notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes and, in certain instances, applicable state or local income taxes. These securities are traded primarily in the over-the-counter market.

Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal Securities may also be issued in connection with the refunding of outstanding Municipal Securities obligations, obtaining funds to lend to other public institutions and for general operating expenses. Industrial Development Bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities and are considered tax-exempt bonds if the interest thereon is exempt from federal income taxes.

The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured only by the revenues derived from payment of the industrial user. The payment of principal and interest on IDBs is dependent solely upon the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt notes are of short maturity, generally less than three years. They include such securities as Project Notes, Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes. Tax-exempt commercial paper consists of short-term obligations generally having a maturity of less than nine months.

New issues of Municipal Securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

Yields of Municipal Securities depend upon a number of factors, including economic, money and capital market conditions, the volume of Municipal Securities available, conditions within the Municipal Securities market, and the maturity, rating and size of individual offerings. Changes in market values of Municipal Securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among Municipal Securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

FLOATING RATE AND VARIABLE RATE SECURITIES

The Tax-Exempt Income Portfolio may invest in floating rate and variable rate tax-exempt securities. These securities are normally IDBs or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of treasury bills or bonds or the prime rate at a major commercial bank and provide that the holders of the securities can demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount initially paid for the bonds. Floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate, while variable rate securities provide for a specific periodic adjustment in the interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must be equivalent to the long-term bond or commercial paper rating stated above.

                                     PART C
                                OTHER INFORMATION

Item 23. Exhibits.

              (a) Declaration of Trust, as amended. Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-21534) filed on April 28, 1988.

              (b) By-Laws of Registrant. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-21534) filed on July 13, 1988.

              (c)    Inapplicable.

              (d)    (i)    Investment Adviser's Agreement between Registrant
                            and Enterprise Capital Management, Inc. ("Enterprise
                            Capital").*

                     (ii) Portfolio Manager's Agreement between Enterprise Capital and Montag & Caldwell, Inc.*

                     (iii) Portfolio Manager's Agreement between Enterprise Capital and Retirement System Investors Inc. *

                     (iv) Portfolio Manager's Agreement between Enterprise Capital and OpCap Advisors*

                     (v) Portfolio Manager's Agreement between Enterprise Capital and 1740 Advisers, Inc.*

                     (vi) Portfolio Manager's Agreement between Enterprise Capital and Provident Investment Counsel, Inc.*

                     (vii) Portfolio Manager's Agreement between Enterprise Capital and William D. Witter, Inc.*

                     (viii) Portfolio Manager's Agreement between Enterprise
                            Capital and GAMCO Investors, Inc.*

                     (ix) Portfolio Manager's Agreement between Enterprise Capital and Vontobel USA Inc.*

                     (x) Portfolio Manager's Agreement between Enterprise Capital and Sanford C. Bernstein & Co., Inc.*

                     (xi) Portfolio Manager's Agreement between Enterprise Capital and Caywood-Scholl Capital Management*

              (e) Distribution Agreement. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-21534) filed on July 13, 1988.

              (f)    Not Applicable.

              (g) Custody Agreement. Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-21534) filed on May 1, 1990.

              (h)    Inapplicable.

              (i)    Opinion of Counsel.*

              (j)    Consent of Independent Accountants.*

              (k)    Inapplicable.

              (l) Agreement Related to Initial Capital. Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-21534) filed on July 13, 1988.

              (m)    Inapplicable.

              (n)    Financial Data Schedules.*

              (o)    (i) Inapplicable.

                     (ii) Powers of Attorney.*

---------------------------------
*        To be filed by amendment.

Item 24. Persons Controlled By or Under Common Control with Registrant.

              As of the date of this Post-Effective Amendment variable accounts of life insurance company affiliates of MONY Life Insurance Company ("MONY") owns all the outstanding shares of the registrant as described in the Registrant's Statement of Additional Information. Shares of the Registrant will be voted as directed by persons having interests in the respective Variable Accounts. Registrant might be deemed to be controlled by such insurance company affiliates of MONY although Registrant declaims such control.

         The Subsidiaries of MONY are as follows: MONY Realty Partners, Inc., MONY Funding, Inc., MONY CS, Inc., MONY Brokerage, Inc., MONY Credit Corporation, 1740 Advisers, Inc., MONY Securities Corporation, MONY Life Insurance Company of America, Enterprise Capital Management, Inc., 1740 Ventures, Inc., MONY International Holdings, Inc. Each subsidiary is wholly-owned.

Item 25. Indemnification.

               See Registration Statement, Form N-1A, File No. 33-15489, July 1, 1987, Item No. 27, which is incorporated herein by reference.

Item 26. Business and Other Connections of the Investment Advisor.

         See "Fund Management" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business and other connections of the Investment Advisor.

         For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Enterprise Capital Management, Inc. reference is made to Part B of this Post-Effective Amendment to the Registrant's Registration Statement and to the recent Form ADV (File No. 801-27181) of Enterprise Capital Management, Inc. filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

         Montag & Caldwell, Inc., Retirement System Investors Inc., OpCap Advisors, 1740 Advisers, Inc., Provident Investment Counsel, Inc., William D. Witter, Inc., Gabelli Asset Management Company, Brinson Partners, Inc., Sanford C. Bernstein & Co., Inc. and Caywood-Scholl Capital Management; the Fund Managers of certain of the Funds of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Fund Managers, and other required information:

                                                                File No.
                                                                --------
                  Montag & Caldwell, Inc.                       801-15398
                  Retirement System Investors Inc.              801-36893
                  OpCap Advisors                                801-27180
                  1740 Advisers, Inc.                           801-8176
                  Provident Investment Counsel, Inc.            801-30020
                  William D. Witter, Inc.                       801-12695
                  Gabelli Asset Management Company              801-14132
                  Vontobel USA Inc.
                  Sanford C. Bernstein & Co., Inc.              801-10488
                  Caywood-Scholl Capital Management             801-26996


Item 27. Principal Underwriter.

         Not applicable.

Item 28. Location and Accounts and Records.


Entity                             Function                Address
------                             --------                -------
Enterprise Accumulation            Registrant              Atlanta Financial Center
Trust                                                      3343 Peachtree Road, N.E.
                                                           Suite 450
                                                           Atlanta, GA 30326

Enterprise Capital Group           Investment Advisor      Same as above.
Management, Inc.

Enterprise Fund Distributors,      Distributor             Same as above.
Inc.

State Street Bank and Trust        Custodian               One Heritage Drive
Company                                                    The Joseph Palmer Building
                                                           North Quincy, MA 02171

The records of the Fund Managers are kept at the following locations:

Growth Portfolio                 Montag & Caldwell, Inc.
                                 1100 Atlanta Financial Center
                                 3343 Peachtree Road, N.E.
                                 Atlanta, GA 30326

Growth & Income Portfolio        Retirement Systems Investors Inc.
                                 317 Madison Avenue
                                 New York, NY 10017

Equity Portfolio                 OpCap Advisors
                                 One World Financial Center
                                 New York, NY 10281

Equity Income Portfolio          1740 Advisers, Inc.
                                 1740 Broadway
                                 New York, NY 10019

Capital Appreciation             Provident Investment Counsel, Inc.
Portfolio                        300 North Lake Avenue
                                 Pasadena, CA 91101

Small Company  Growth            William D. Witter, Inc.
Portfolio                        One Citicorp Center
                                 153 East 53rd Street
                                 New York, NY 10022

Small Company Value              GAMCO Investors, Inc.
Portfolio                        One Corporate Center
                                 Rye, NY 10580


International Growth             Vontobel USA Inc.
Portfolio                        450 Park Avenue
                                 New York, New York 10022

Global Financial Services        Sanford C. Bernstein & Co., Inc.
Portfolio                        767 Fifth Avenue
                                 New York, NY 10153-0185

High-Yield Bond Portfolio        Caywood-Scholl Capital Management
                                 4350 Executive Drive, Suite 125
                                 San Diego, CA 92121

Managed Portfolio                OpCap Advisors
                                 One World financial Center
                                 New York, NY 10281

Item 29. Management Services.

                Inapplicable.

Item 30. Undertakings.

                Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on the 25th day of February, 1999.

                                         ENTERPRISE ACCUMULATION TRUST

                                         By: /s/
                                            -----------------------------------
                                         Victor Ugolyn
                                         Chairman, President and Chief Executive
                                         Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the date indicated:


/s/
-------------------------    Chairman, President and Chief          February 25, 1999
Victor Ugolyn                Executive Officer

/s/
-------------------------    Principal Financial and Accounting     February 25, 1999
Phillip G. Goff              Officer

         *
-------------------------    Director                               February 25, 1999
Arthur T. Dietz

         *
-------------------------    Director                               February 25, 1999
Samuel J. Foti

         *
-------------------------    Director                               February 25, 1999
Arthur Howell

         *
-------------------------    Director                               February 25, 1999
Lonnie H. Pope

         *
-------------------------    Director                               February 25, 1999
William A. Mitchell, Jr.

         *
-------------------------    Director                               February 25, 1999
Michael I. Roth



By:
   ----------------------                                           February 25, 1999
    Catherine R. McClellan
    (Attorney-in-Fact)

                                  EXHIBIT INDEX


    Exhibit                          Description
    Number                           ------------
    ------
   (i)               Opinion and Consent of Counsel
   (j)               Consent of Independent Accountants
   (n)               Financial Data Schedules

